                                  EVERGREEN
                              DOMESTIC GROWTH
                                    FUNDS

(Photos of the side of a building, bottles with liquid in them, the American flag, Wall St. sign, and mountains appear on this page)

                            1995 Annual Report

                              (EVERGREEN TREE LOGO)
                                  EVERGREEN
                                    FUNDS

                        EVERGREEN DOMESTIC GROWTH FUNDS
                               TABLE OF CONTENTS

(Photo of bottles)                                A Review of the Past Year
                                                  and Prospects for the Future..............................................     1
                            EVERGREEN AGGRESSIVE  A Report From Your Portfolio Manager......................................     3
                                     GROWTH FUND  Results to Date...........................................................     5
                                                  Statement of Investments..................................................     6

                                                  Statement of Assets and Liabilities.......................................     7
                                                  Statement of Operations...................................................     8
                                                  Statement of Changes in Net Assets........................................     9
                                                  Financial Highlights......................................................    10

(Photo of Wall St.)               EVERGREEN FUND  A Report From Your Portfolio Manager......................................    11
                                                  Results to Date...........................................................    13
                                                  Statement of Investments..................................................    14

                                                  Statement of Assets and Liabilities.......................................    18
                                                  Statement of Operations...................................................    19
                                                  Statement of Changes in Net Assets........................................    20
                                                  Financial Highlights......................................................    21

(Photo of side of building)    EVERGREEN LIMITED  A Report From Your Portfolio Manager......................................    22
                               MARKET FUND, INC.  Results to Date...........................................................    24
                                                  Statement of Investments..................................................    25

                                                  Statement of Assets and Liabilities.......................................    28
                                                  Statement of Operations...................................................    29
                                                  Statement of Changes in Net Assets........................................    30
                                                  Financial Highlights......................................................    31

(Photo of American Flag)          EVERGREEN U.S.  A Report From Your Portfolio Manager......................................    32
                                     REAL ESTATE  Results to Date...........................................................    34
                                     EQUITY FUND  Statement of Investments..................................................    35

                                        B

                                                  Statement of Assets and Liabilities.......................................    36
                                                  Statement of Operations...................................................    37
                                                  Statement of Changes in Net Assets........................................    38
                                                  Financial Highlights......................................................    39

                                                  Combined Notes to Financial Statements....................................    40
                                                  Report of Independent Accountants --
                                                  Price Waterhouse LLP......................................................    49
                                                  Report of Ernst & Young LLP,
                                                  Independent Auditors......................................................    50
                                                  Trustees/Directors and Officers...........................................   IBC

                        EVERGREEN DOMESTIC GROWTH FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER, CHAIRMAN OF
EVERGREEN ASSET MANAGEMENT CORP.
   In projecting the outlook for the United States
economy in the final months of 1995, one central fact
dominates the discussion; inflation is being held to   (Photo of Stephen A.
the very low single digits. For a nation which has,         Lieber)
for over twenty-five years, been
preoccupied in all economic forecasting with apprehension over the outlook for inflation, this is a period of remarkable calm. Instead of concerns over inflation, the dominant anxiety with which investors look to the future, is now that of the price level of securities; stocks and bonds. That price level, however, is a reflection of changing perceptions of the inflation risk. Comparison of inflation rates, interest rates, and equity valuation, at the beginning of the long-bull market which began in the summer of 1982, clarifies these points. The inflation rate fell from 7.2% in the second quarter of 1982, to 2.5% in the third quarter of 1995. Thirty-year U.S. Treasury Bond yields fell from 12.97% to 6.52%, and 90-day U.S. Treasury Bill rates from 11.91% to 5.31%, while price/earnings ratios have risen (on the S&P 500 Stock Index) from 7.8 times to 16.6 times. Clearly, both bonds and stocks are worth more in this environment of lowered inflation and reduced inflationary expectations.
   Thus far, in 1995, the hoped for "soft landing" of the economy into a slower, non-inflationary expansion has been achieved. The issue of its future course is, however, open to analysis and debate. There can be little debate over today's cautious policies. There is a broad acceptance of the need to sustain low leverage financial policies; minimizing the build-up of debt by both government and industry, accelerating productivity gains, and economizing resources. This is not only an anti-inflationary mentality, but it is also a conservative, counter-expansionary economic growth policy. Politicians are prouder of cut-backs than of expansion in public services. Businessmen boast of "re-engineering" which results in lay-offs, rather than of hiring. When new facilities are built, they are described as enhancers of productivity, not just as producers of products or services. Business and labor alike think of their pricing as competing in the world market. Industry wants to sell in the world markets, and labor does not want to be outpriced by alternative manufacturing sources in low labor cost countries. These policies push productivity, price-restraint, and wage-restraint.
   Policies of restraint, evident in so many sectors of the economy, lead some observers to apprehensions that they will be over-done. If consumer demand slows and business inventories build, it is argued, then a cycle of manufacturing cutbacks will lead to accelerating lay-offs and another recessionary period. The counter-argument holds that there are enough dynamic growth potentials on the horizon for consumer products and services, and for increasing exports, so that this negative prediction will not be realized. This positive point of view looks to the increasing demand for American products, particularly technologically sophisticated consumer and capital goods products, and the output of our multi-national corporations which sell products in developing countries to accelerate demand for our exports. It holds that the rapid technological change, notably in electronics and communications, is bringing enough new demand from both the industrial and the consumer sectors to act as the catalyst for overall consumer and industrial goods demand growth.
   Whether the "soft landing" scenario continues in the next few months, and the economy shows modest expansion, or a slowdown begins to emerge, the likelihood is that inflation will remain under control. This provides for a continuing pattern of the recently lowered interest rate levels. Whether long-term and short-term interest rates move significantly lower than today's 6.3%, 30-year U.S. Treasury Bonds, and 5.5%, 1-year U. S. Treasury Bills, depends not only on the strengthening or weakening of the domestic economy, but also on the comparative interest rates being paid by other major industrial nations, and the stability of the dollar. Our interest rates must be in equilibrium with others, when adjusted for their inflation rates and the values of our currency. Presently, the trends in
                                                                               1

                        EVERGREEN DOMESTIC GROWTH FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
the major industrial countries, Germany and Japan, suggest continued slower growth than that recently experienced by the American economy, with prospective declining inflationary trends. This should enable the United States Federal Reserve to retain sufficient flexibility, so that rates can be brought down if the economy slows too rapidly and, thus, to sustain our economic strength without being externally pressured toward unreasonably high interest rates.
   We believe that the general level of valuation of both stocks and bonds is likely to be sustained. Individual equity issues will, of course, reflect prevailing business conditions. Emphasis in owning equities, we believe, should be on powerful business franchises, companies with both leadership and dynamic growth characteristics, providing vital services or products. On average, the level of equities valuation is in line with current interest rate trends, but, it is apparent that large sectors of the market are priced on highly optimistic growth expectations. These sectors and issues are subject to quick and major downward revaluation to the extent that their businesses fail to show strong evidence of continued high growth rates. As the economy remains slower than over the past two years, it will evidently be more difficult to show extraordinary growth rates. Therefore, we anticipate a renewed interest in those businesses which are undervalued in terms of their growth potential, especially those beginning, or, in process of, programs for profit margin improvement and profits growth.
   We continue to believe that the merger and acquisition trend will continue, as larger companies seek to capitalize on opportunities for economies of scale and synergies through mergers and acquisitions. This movement, already strong, is expected to broaden as a deregulatory atmosphere continues to develop through new legislative initiatives.
   In summary, we anticipate an environment where careful selection of equities and careful analysis of current economic trends in fixed income investing will combine to sustain rewarding long-term investment programs.
2

                        EVERGREEN AGGRESSIVE GROWTH FUND
(Photo of bottles)

A REPORT FROM YOUR
PORTFOLIO MANAGER
HAROLD R. IRELAND, JR.
   We are pleased to present you with the annual report for
Evergreen Aggressive Growth Fund (formerly known as ABT Emerging  (Photo of
Growth Fund) for the fiscal year ended September 30, 1995. The    Harold R.
Fund's fiscal year-end changed from October 31, to September 30, Ireland, Jr.) so that it would coincide with those of Evergreen's other domestic growth funds.
   For this period under review, the eleven months since October
31, 1994, the Fund's total return was 25.4%*, (Class A shares at NAV), as compared with 21.7% for the Russell 2000 Index**. The table below compares the Fund's average annual compound returns with those of the Lipper Capital Appreciation Funds'
Average*** and the Russell 2000 Index:

                 EVERGREEN AGGRESSIVE            LIPPER
PERIOD ENDED         GROWTH FUND          CAPITAL APPRECIATION
  9/30/95           (CLASS A, NAV)           FUNDS AVERAGE         RUSSELL 2000 INDEX
   1-Year                 28.2%                    25.2%                   23.4%
   3-Year                 17.6%                    15.9%                   19.0%
   5-Year                 25.8%                    17.9%                   21.7%
   10-Year                17.0%                    14.6%                   12.8%

   The Fund's Class A shares are subject to a 4.75% front end sales charge, which is not reflected in the performance figures above. If reflected, performance would be lower. The Fund's 1-, 3-, 5-, and 10-year average annual returns as of September 30, 1995, for its Class A shares with the maximum 4.75% front-end sales charge, were 22.1%, 15.7%, 24.5%, and 15.6%, respectively. (For additional performance information, please see page five.)
   We are concentrating the Fund's sector weightings in four industries whose prospects we believe to be dynamic. The Fund continued to be heavily weighted in the technology and computer sectors. We think these industries continue to be an area that show dynamic increases in sales and earnings. Together, these two sectors comprised 28.7% of the Fund's net assets at its fiscal year-end. Of the Fund's six current holdings in these sectors, four appreciated dramatically, while the two others each lost about one-third of their value, for the eleven months through September 30, 1995.

Cisco Systems                                             +129%
Atmel Corp.                                               + 83%
Parametric Technology                                     + 71%
Microsoft Corporation                                     + 43%
Sensormatic Electronics                                   - 39%
American Power Conversion                                 - 34%

   Restructuring and downsizing of large mature companies to get costs in line with a slowdown in business being booked, favors technology over people. The efficiencies related to this restructuring is fueling corporate profits. On the consumer side, both new purchases of PCs and upgrades are at growth trends double those of the recent past. While some believe that these trends will be short-lived, we believe that technology will continue to be the place to be in the 1990s. The reason being greater top and bottom line growth as compared with other industries.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. ALL PERFORMANCE FIGURES INCLUDE 12B-1 EXPENSES, UP TO AN ANNUAL MAXIMUM OF .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR CLASS A SHARES. FOR THE FORSEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS ON THE CLASS A SHARES TO .25 OF 1%.
 ** AN UNMANAGED REINVESTED INDEX.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS
    PERFORMANCE MONITOR. PERFORMANCE FIGURES FOR THE LIPPER AVERAGE INCLUDE THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, BUT DO NOT INCLUDE ANY SALES CHARGES. AS OF 9/30/95 THERE WERE 153 CAPITAL APPRECIATION FUNDS IN THIS AVERAGE.
                                                                               3

                        EVERGREEN AGGRESSIVE GROWTH FUND
(Photo of bottles)

   We believe that specialty retail, the Fund's most weighted sector, at 22.1% of net assets, continues to show promise. Of the five issues in the portfolio, four rose in price and one declined during the past eleven months.

Danka Business Systems, ADR*                              + 85%
Fastenal Company                                          + 62%
Office Depot                                              + 22%
AutoZone                                                  +  6%
Home Depot                                                - 12%

   The theme here is offering the consumer a better value. The companies involved are consolidating their respective industries, taking market share away from weaker corporate entities. Office products, building products, do-it-yourself auto parts, construction fasteners, and copying and office equipment are businesses included in this area. The health sector, at 19.9% of net assets, includes the world's first and second largest generic drug companies, a prominent HMO, a hospital management company and the world's leading pacemaker company.
SCREENING CRITERIA
   Evergreen Aggressive Growth Fund's stock selection process is unusually rigorous. The criterion that we use in this selection process is both quantitative and qualitative and favors those companies that have historically produced, and that we believe will continue to produce, superior business momentum -- both top and bottom line. For example, the sales growth of a company during any five-year period, along with earnings growth, must be at least 20% annually. Also, return on equity should be in the 20% range, and long-term debt must be less than one-third of capitalization. The company must have inside ownership and a top-notch management team that has a business plan. We are looking for companies that show leadership with regard to the management and the products or services offered. Mid-cap to larger companies are favored over small cap issues. Lastly, we want these stocks to be liquid and priced at fair value in relationhip to their projected rate.
CONCENTRATION
   Many investors ask if 24 issues, the number of issues we currently own, is ample diversification for a capital appreciation fund. We would agree that investment in 24 securities would not be prudent if a portfolio manager were to lower the selection criteria so as to include third, fourth or fifth-rate companies. A concentrated portfolio forces the portfolio manager to maintain the quality of issues owned. We believe that the companies in the Fund's portfolio are the best in their respective businesses.
STYLE
   In the investment world, there is much discussion about betas, P/E ratios, price-to-book, and other measurements of investment risk. We generally hear less about the integrity of a company, with regard to its products and management, or how many economic cycles it has withstood or weathered successfully. It is our belief that holding quality growth stocks over the long term, staying fully invested through stock market swings, while weeding out those entities that are not true "marathoners", is a viable investment style. Our low portfolio turnover rate, 31%, which resulted in having less realized gain to pay to shareholders, is a reflection of this strategy.
STRATEGY
   Our investment strategy is not one of trying to predict future interest rates or economic conditions that may affect the business cycle. Rather, our investment strategy, for the most part, focuses on those companies with superior 5-year performance records. We believe that these companies' growth characteristics and business momentum should carry them through any economic expansion or contraction. Stock market leadership is generally by those companies or industries who have or are expected to produce the most profit growth. Specialty retail includes companies that are consolidating their respective fields, taking consumer dollars away from weaker entities.
   Thank you for investing in Evergreen Aggressive Growth Fund.
   * INVESTMENT IN NON-U.S. SECURITIES INVOLVE ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
4

                        EVERGREEN AGGRESSIVE GROWTH FUND
(Photo of bottles)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN AGGRESSIVE GROWTH FUND
     The graphs below compare a $10,000 investment in the Evergreen Aggressive Growth Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the NASDAQ Industrials Index ("Index").

                              CLASS A
                    AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR=22.1%
                            FIVE YEAR=24.5%
                        SINCE INCEPTION=16.5%

(Class A Average Annual Total Return chart appears here, plot points are as follows)


                        9/30/85   9/30/86   9/30/87   9/30/88  9/30/89   9/30/90   9/30/91   9/30/92    9/30/93   9/30/94   9/30/95
NASDAQ INDUSTRIALS      10,000    12,276    11,908    13,313   15,736    14,257    23,480    25,453     28,293    26,466    34,466
AGGRESSIVE GROWTH FUND   9,525    13,831    15,494    13,342   18,074    14,583    24,481    28,195     37,362    35,767    45,851




                              CLASS B
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=4.7%

(Class B Average Annual Total Return chart appears here, plot points are as follows)

                         7/7/95*     7/31/95       8/31/95       9/30/95
NASDAQ INDUSTRIALS       10,000      10,771        10,856        11,092
AGGRESSIVE GROWTH FUND   10,000      10,518        10,506        10,467



                              CLASS C
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=4.4%

(Class C Average Annual Total Return chart appears here, plot points are as follows)

                           8/3/95*     8/31/95       9/30/95
NASDAQ INDUSTRIALS         10,000      10,079        10,298
AGGRESSIVE GROWTH FUND     10,000      10,128        10,442


                              CLASS Y
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=10.1%

(Class Y Average Annual Total Return chart appears here, plot points are as follows)

                           7/11/95*     7/31/95       8/31/95       9/30/95
NASDAQ INDUSTRIALS         10,000      10,771        10,856        11,092
AGGRESSIVE GROWTH FUND     10,000      10,545        10,538        11,007





*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                               5

                        EVERGREEN AGGRESSIVE GROWTH FUND
                    (SUCCESSOR TO ABT EMERGING GROWTH FUND)
(Photo of Bottles)
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1995

  SHARES                                             VALUE
COMMON STOCKS -- 96.8%
             AIRLINES -- 3.0%
    70,000*  ValueJet Airlines, Inc.............. $ 2,283,750
             BUSINESS SERVICES -- 5.3%
    55,000   First Data Corp.....................   3,410,000
    22,500*  Fiserv, Inc.........................     649,688
                                                    4,059,688
             COMPUTERS -- 10.0%
   165,000*  American Power Conversion Corp......   2,103,750
    80,000*  Cisco Systems, Inc..................   5,520,000
                                                    7,623,750
             ENTERTAINMENT -- 2.2%
    33,000*  Viacom, Inc.........................   1,641,750
             ENVIRONMENTAL CONTROL -- 6.1%
   200,000*  Republic Waste Industries, Inc......   4,625,000
             FINANCIAL SERVICES -- 9.5%
    70,000   Green Tree Financial Corp...........   4,270,000
   120,000   Mercury Financial Co................   2,925,000
                                                    7,195,000
             HEALTH -- 19.9%
    42,000*  Health Management
             Associates, Inc.....................   1,349,250
   120,000   IVAX Corp...........................   3,615,000
    88,000   Medtronic, Inc......................   4,730,000
   130,000   Mylan Labs, Inc.....................   2,600,000
    25,000   Surgical Care Affiliates, Inc.......     581,250
    46,900   United Healthcare Corp..............   2,292,237
                                                   15,167,737
             SPECIAL RETAIL -- 22.1%
   110,000*  AutoZone, Inc.......................   2,805,000
   100,000   Danka Business Systems-ADR..........   3,600,000
    80,000   Fastenal Co.........................   2,920,000
    81,000   Home Depot, Inc.....................   3,229,875
   140,000*  Office Depot, Inc...................   4,217,500
                                                   16,772,375
             TECHNOLOGY -- 18.7%
   100,000*  Atmel Corp..........................   3,375,000
    42,000*  Microsoft Corp......................   3,801,000
    75,000*  Parametric Technology Corp..........   4,612,500
   105,000   Sensormatic Electronics Corp........   2,415,000
                                                   14,203,500
             TOTAL COMMON STOCKS
             (COST $41,059,593)..................  73,572,550
             WARRANTS -- 0%
       806   Sound Advice, Inc.**
             $8.70, expire 6/14/1999                       --

PRINCIPAL
 AMOUNT                                             VALUE
REPURCHASE AGREEMENT -- .5%
$392,000    State Street Bank & Trust,
              5.25%, dated 9/29/95, due
              10/2/95
              Collateral -- $397,700
              U.S. Treasury Bond,
              8.78%, 2/15/19
              (cost $392,000)..........          $   392,000
            TOTAL INVESTMENTS
              (COST $41,451,593).......  97.3%    73,964,550
            OTHER ASSETS AND
              LIABILITIES -- NET.......  2.7       2,057,557
            NET ASSETS.................  100.0%  $76,022,107

ADR-American Depository Receipts.
*  Non-income producing security.
** No market quotation available, valued at fair value as determined in good faith by the Fund's Trustees.
See accompanying notes to financial statements.
6

                        EVERGREEN AGGRESSIVE GROWTH FUND
                    (SUCCESSOR TO ABT EMERGING GROWTH FUND)
(Photo of Bottles)
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
   Investments at value (identified cost $41,451,593).............................................................  $73,964,550
   Cash...........................................................................................................        6,609
   Receivable for securities sold.................................................................................    1,783,069
   Receivable for Fund shares sold................................................................................      378,956
   Unamortized organization expenses and other assets.............................................................       25,205
   Dividends and interest receivable..............................................................................       13,527
      Total assets................................................................................................   76,171,916
LIABILITIES:
   Accrued expenses...............................................................................................       75,669
   Accrued advisory fee...........................................................................................       35,817
   Payable for organization expense...............................................................................       25,500
   Distribution fee payable.......................................................................................        6,728
   Payable for Fund shares redeemed...............................................................................        6,095
      Total liabilities...........................................................................................      149,809
NET ASSETS........................................................................................................  $76,022,107
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $41,097,746
   Accumulated net realized gain on investment transactions.......................................................    2,411,404
   Net unrealized appreciation of investments.....................................................................   32,512,957
         Net assets...............................................................................................  $76,022,107
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($70,858,207 4,080,212 shares of beneficial interest outstanding)...............................       $17.37
   Sales charge -- 4.75% of offering price........................................................................          .87
         Maximum offering price...................................................................................       $18.24
   Class B Shares ($2,858,023 164,752 shares of beneficial interest outstanding)..................................       $17.35
   Class C Shares ($416,489 24,064 shares of beneficial interest outstanding).....................................       $17.31
   Class Y Shares ($1,889,388 108,715 shares of beneficial interest outstanding)..................................       $17.38

See accompanying notes to financial statements.
                                                                               7

                        EVERGREEN AGGRESSIVE GROWTH FUND
                    (SUCCESSOR TO ABT EMERGING GROWTH FUND)
(Photo of Bottles)
                            STATEMENT OF OPERATIONS
                     ELEVEN MONTHS ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $1,052).......................................                     $    115,662
   Interest.....................................................................................                           94,070
         Total investment income................................................................                          209,732
EXPENSES:
   Advisory fee.................................................................................    $   354,856
   Administrative personnel and service fees....................................................         41,585
   Distribution fee -- Class A Shares...........................................................        144,414
   Distribution fee -- Class B Shares...........................................................          1,989
   Shareholder services fee -- Class B Shares...................................................            609
   Distribution fee -- Class C Shares...........................................................             87
   Shareholder services fee -- Class C Shares...................................................             29
   Transfer agent fee...........................................................................        133,552
   Registration and filing fees.................................................................         53,043
   Custodian fee................................................................................         47,270
   Professional fees............................................................................         39,387
   Insurance expense............................................................................         24,723
   Trustees' fees and expenses..................................................................         16,570
   Reports and notices to shareholders..........................................................          9,233
   Amortization of organization expense.........................................................          1,548
   Miscellaneous................................................................................          5,713
         Total expenses.........................................................................                          874,608
Net investment loss.............................................................................                         (664,876)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.............................................................                        2,713,044
   Net change in unrealized appreciation of investments.........................................                       12,941,978
Net gain on investments.........................................................................                       15,655,022
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................                     $ 14,990,146

See accompanying notes to financial statements.
8

                        EVERGREEN AGGRESSIVE GROWTH FUND
                    (SUCCESSOR TO ABT EMERGING GROWTH FUND)
(Photo of Bottles)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              ELEVEN MONTHS
                                                                                                  ENDED
                                                                                              SEPTEMBER 30,      YEAR ENDED
                                                                                                  1995        OCTOBER 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss......................................................................  $    (664,876)    $   (561,495)
   Net realized gain (loss) on investments..................................................      2,713,044         (196,528)
   Net change in unrealized appreciation of investments.....................................     12,941,978       (1,007,198)
      Net increase (decrease) resulting from operations.....................................     14,990,146       (1,765,221)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:
   Class A Shares...........................................................................             --         (934,221)
         Total distributions to shareholders................................................             --         (934,221)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................     12,332,626       21,670,407
   Proceeds from reinvestment of distributions..............................................             --          753,121
   Payment for shares redeemed..............................................................    (15,935,716)     (13,141,951)
      Net increase (decrease) resulting from Fund share transactions........................     (3,603,090)       9,281,577
      Net increase in net assets............................................................     11,387,056        6,582,135
NET ASSETS:
   Beginning of period......................................................................     64,635,051       58,052,916
   End of period............................................................................  $  76,022,107     $ 64,635,051

See accompanying notes to financial statements.
                                                                               9

                        EVERGREEN AGGRESSIVE GROWTH FUND
                    (SUCCESSOR TO ABT EMERGING GROWTH FUND)
(Photo of Bottles)
                              FINANCIAL HIGHLIGHTS

                                                                           CLASS A SHARES#
                                               ELEVEN MONTHS
                                                   ENDED
                                               SEPTEMBER 30,                    YEAR ENDED OCTOBER 31,
                                                  1995**           1994++        1993++        1992++        1991++
PER SHARE DATA:
Net asset value, beginning of period..........     $13.85             $14.44        $11.76        $12.22         $7.37
Income (loss) from investment operations:
  Net investment loss.........................       (.16)              (.13)         (.12)         (.10)         (.08)
  Net realized and unrealized gain (loss) on
    investments...............................       3.68               (.22)         3.06          1.84          5.59
    Total income (loss) from investment
      operations..............................       3.52               (.35)         2.94          1.74          5.51
Less distributions to shareholders from
  net realized gains..........................         --               (.24)         (.26)        (2.20)         (.66)
Net asset value, end of period................     $17.37             $13.85        $14.44        $11.76        $12.22
TOTAL RETURN+.................................      25.4%              (2.4%)        25.3%         17.4%         79.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).............................    $70,858            $64,635       $58,053       $29,302       $23,509
Ratios to average net assets:
  Expenses....................................      1.47%++            1.25%         1.31%         1.44%         1.59%
  Net investment loss.........................     (1.12%)++           (.92%)        (.92%)        (.93%)        (.71%)
Portfolio turnover rate.......................        31%                59%           48%           46%          108%
                                                   CLASS B        CLASS C        CLASS Y
                                                   SHARES         SHARES         SHARES
                                                   JULY 7,       AUGUST 3,      JULY 11,
                                                    1995*          1995*          1995*
                                                   THROUGH        THROUGH        THROUGH
                                                SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                   1995**         1995**         1995**
PER SHARE DATA:
Net asset value, beginning of period..........      $15.82         $16.42         $15.79
Income (loss) from investment operations:
  Net investment loss.........................        (.03)          (.01)          (.01)
  Net realized and unrealized gain (loss) on
    investments...............................        1.56            .90           1.60
    Total income (loss) from investment
      operations..............................        1.53            .89           1.59
Less distributions to shareholders from
  net realized gains..........................          --             --             --
Net asset value, end of period................      $17.35         $17.31         $17.38
TOTAL RETURN+.................................        9.7%           5.4%          10.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).............................      $2,858           $416         $1,889
Ratios to average net assets:
  Expenses....................................       2.09%++        2.09%++        1.08%++
  Net investment loss.........................      (1.71%)++      (1.51%)++       (.71%)++
Portfolio turnover rate.......................         31%            31%            31%

# Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.
*  Commencement of class operations.
** The Fund changed its fiscal year end from October 31 to September 30.
++  Per share data based on average shares outstanding.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for
   Class B, Class C and Class Y shares are not necessarily comparable to that of Class A shares and are not necessarily indicative of future ratios.
See accompanying notes to financial statements.
10

                                 EVERGREEN FUND
(Photo of Wall St.)
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   Evergreen Fund completed its 24th fiscal year on September     (Photo of
30, 1995. Major investment strategies of Evergreen Fund           Stephen A.
developed over recent years proved rewarding during this year.     Lieber)
The Fund's concentration on investment in undervalued growth opportunities was central to our favorable results. Banks, the largest industry sector in the portfolio, had impressive results during this period, reflecting growth in net income,
improvements in balance sheets, and the impact of a rapidly
rising trend of acquisitions in the course of a still growing consolidation in the American financial industry. The
thirty-five banks held in the portfolio at the end of this
period, six of which were
purchased during the year, provided a 27.5% return for the
fiscal year. The second largest sector of the Fund's investment, health care products and services, provided a 44.7% return. This return was especially significant, since it was, in large part, the result of our judgment in 1993 to increase health care commitments during a period when the industry was widely regarded by investors with disfavor and apprehension because of that year's health care plan debate. This is a meaningful illustration of our approach which combines growth stock investing with investing on a value basis. Another example of the same philosophy occurred in finance and insurance, where the Fund's investments provided a 41.4% appreciation during the fiscal year. Most of these equities were interest rate related and reflected our conclusion during the last period of high rates, that a number of growth companies in the financial sector were significantly undervalued. The largest single sector gain was in information services and technology. This group, as a whole, provided a 64.0% return for the twelve months. Similarly, the telecommunications services and equipment sector provided a 62.3% return for this period. The Fund's weakest results came from the environmental services, chemical and agricultural products, and retailing and wholesale sectors, with returns of 0.1%, 0.4%, and 5.7%, respectively. Overall, the portfolio strength reflected appreciation in the majority of the long-term holdings and incremental gains from a number of recent purchases, notably in the technology sectors. While the Fund's total return (Class Y, no-load shares) did not exceed that of the NASDAQ OTC Composite*, it did exceed that of the Russell 2000.* (For additional performance information, please see page 13.)
   Evergreen Fund continued the transition of recent years of shifting emphasis toward dynamic smaller companies. There is still a substantial role for larger companies in the portfolio. Most of these large company shares have been purchased during periods of extreme undervaluation, or have been held for many years and have grown from being small companies to being large companies. During the year, 66 new companies were added to the portfolio. The portfolio, as a whole, has a small companies emphasis, with the median market capitalization being $379 million. We believe the portfolio remains more conservatively valued than the market as a whole.
   These figures are consistent with the long-term Evergreen Fund strategy of purchasing outstanding entrepreneurial growth companies at a valuation level below that of the general market. We seek substantially more than average growth at a valuation which is less than or equal to the market valuation. This policy, we believe, helps to lower risk during periods of weaker markets with overall substantial returns during periods of strength.
OUTSTANDING PERFORMERS
   Diversity of opportunity is a characteristic of the Fund's broad portfolio exposure. With a total of 226 equity securities, major opportunities were found in a wide variety of companies and industries. For example, the six companies in the portfolio which appreciated 100% or more during the fiscal year included one
   FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
   * UNMANAGED INDICES OF SELECTED SECURITIES.
                                                                              11

                                 EVERGREEN FUND
(Photo of Wall St.)
telecommunications technology provider, Coherent Communications Systems Corp., which appreciated 231.4%, three health care related enterprises, Boston Scientific Corp., 250.6%, Coherent, Inc., 159.7%, and Idexx Laboratories, 159.3%, one computer network systems company, Cisco Systems, 115.5%, and one provider of business-to-business marketing information, American Business Information, 106.6%. Each issue was chosen within the program of detailed, fundamental research which characterizes the Fund's investment process. Our approach is both "top down", where we make our judgments as to the direction of the economy and its impact on individual industries, and "bottom up" where we look at individual companies for their unique abilities to provide rising profits and improving quality.
MERGERS AND ACQUISITIONS
   The search for undervaluation within the broader strategies remains central to the Fund's investment process. The proof of undervaluation which is often provided by corporate acquisitions of Fund holdings at prices substantially in excess of market levels is, for us, a demonstration that we have, indeed, selected truly undervalued companies. During the fiscal year, sixteen issues among the Fund holdings were either acquired, merged, or have acquisition bids pending. These bring the total number of such transactions among Fund portfolio companies since inception of the Fund in October, 1971, to 283. All of the acquisitions of portfolio companies that were completed were at prices in excess of cost; ranging from 294% for First Financial Management Corp., whose acquisition was completed in October, 1995, held since 1989, to 3.4% for Magma Power Co., held since 1993. A continuing long-term trend among companies acquired during the fiscal year was in the financial industry. Examples of such companies include: Coral Gables Fedcorp, First Colonial Bankshares, and Intercontinental Bank. Since inception, forty-seven of the Fund's bank and thrift industry holdings have been acquired, or have received an acquisition offer, with an average gain of 113.3% on completed acquisitions. The Fund's holdings are largely of regional and community banks, each of which we believe represents an undervalued opportunity for larger institutions to establish a strong franchise. We focus our analysis on the quality of the individual banks, and their growth opportunity in terms of the strength of their franchise and customer base. The portfolio sector with the greatest number of acquisitions during the fiscal year was health care. These included: Intergroup Healthcare Corp., Medicine Shoppe International, REN Corp.-USA, Sci-Med Life Systems, and Zenith Laboratories. Each of the health care companies acquired represented a uniquely effective industry product or service franchise of value to prospective acquirers planning to build major companies. We believe that the portfolio continues to include a number of holdings which can play an important synergistic role in the expansion of larger companies seeking unique products, business franchises or management strengths.
OUTLOOK
   The Fund's strategies for the new fiscal year continue to focus on the search for excellent entrepreneurial management in securities we believe to be undervalued with growth opportunities. Notwithstanding the slowing of the economy, we believe there are an ample number of companies meeting these growth-oriented qualifications. Strong products and services which create new demand is, in our view, going to be the main focus of the investment search in a less ebullient economy. Liquidity is likely to remain high due to the lower interest rates and the restraints being imposed on a budget-conscious business and governmental community. Liquidity for investment should also remain high so long as low inflation rates and modest growth continues to characterize the economy. We anticipate a period when corporations are likely to be generating enough free cash to add to the demand for equities through buybacks, which may well offset the supply through new issues. In this environment, the dynamic leaders in a broad variety of segments of industries and sectors of the economy will stand out as beacons to attract investors who find an otherwise uninspiring trend of corporate profits. Our aim is to hold and buy the profits leaders, especially when we consider them comparatively undervalued.
   We appreciate the broadening investor interest in the Evergreen Fund over the past fiscal year, and welcome the many new shareholders who have joined it.
12

                                 EVERGREEN FUND
(Photo of Wall St.)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FUND
     The graphs below compare a $10,000 investment in the Evergreen Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Russell 2000 and NASDAQ OTC Indices ("Indices").

                              CLASS A
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=23.7%

(Class A Average Annual Total Return chart appears here, plot points are as follows)

                   1/3/95*     3/31/95       6/30/95       9/30/95
RUSSELL 2000       10,000      10,461        11,441        12,572
NASDAQ OTC         10,000      10,884        12,450        13,934
EVERGREEN FUND      9,525      10,671        11,498        12,374



                              CLASS B
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=24.3%

(Class B Average Annual Total Return chart appears here, plot points are as follows)

                   1/3/95*     3/31/95       6/30/95       9/30/95
RUSSELL 2000       10,000      10,461        11,441        12,572
NASDAQ OTC         10,000      10,884        12,450        13,934
EVERGREEN FUND     10,000      11,186        12,038        12,432

                              CLASS C
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=28.3%

(Class C Average Annual Total Return chart appears here, plot points are as follows)

                   1/3/95*     3/31/95       6/30/95       9/30/95
RUSSELL 2000       10,000      10,461        11,441        12,572
NASDAQ OTC         10,000      10,884        12,450        13,934
EVERGREEN FUND     10,000      11,186        12,038        12,832

                              CLASS Y
                    AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR=26.8%
                            FIVE YEAR=18.7%
                        SINCE INCEPTION=12.8%

(Class Y Average Annual Total Return chart appears here, plot points are as follows)



                 9/30/85   9/30/86   9/30/87   9/30/88  9/30/89   9/30/90   9/30/91   9/30/92    9/30/93   9/30/94   9/30/95
RUSSELL 2000     10,000    12,202    15,789    14,083   17,109    12,462    18,081    19,696    26,223     26,926    33,221
NASDAQ OTC       10,000    12,509    15,876    13,865   16,910    12,317    18,838    20,857    27,275     27,326    37,432
EVERGREEN FUND   10,000    13,087    16,033    15,734   18,880    14,088    20,251    21,302    24,673     26,192    33,208



*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1995; (c) all recurring fees (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Indices are an unmanaged indices and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              13

                                 EVERGREEN FUND
(Photo of Wall St.)
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1995

SHARES                                               VALUE
COMMON STOCKS -- 84.5%
          BANKS -- 18.4%
 45,000   Amcore Financial, Inc.................. $ 1,023,750
 50,000   American Federal Bank, FSB.............     762,500
 28,300   AmSouth Bancorporation.................   1,075,400
101,196   Arrow Financial Corp...................   1,796,229
110,000   Bank of Boston Corp....................   5,238,750
273,320   Barnett Banks, Inc.....................  15,476,745
190,000   Baybanks, Inc..........................  14,416,250
 40,000   Benson Financial Corp..................     750,000
 30,000   Central Fidelity Banks, Inc............     975,000
210,312   Chittenden Corp........................   5,362,956
 50,000   Cole Taylor Financial
          Group, Inc.............................   1,162,500
 28,700   Crestar Financial Corp.................   1,603,612
  5,000   Evergreen Bancorp, Inc.................     106,250
127,000   First Empire State Corp................  24,130,000
244,703   First Michigan Bank Corp...............   6,423,453
 45,000   First Palm Beach Bancorp., Inc.........   1,096,875
301,732   1st Source Corp........................   6,788,970
 50,000   First State Bancorp....................     725,000
 50,000   1st United Bancorp.....................     434,375
160,350   Fort Wayne National Corp...............   5,211,375
889,540   Hibernia Corp. Cl. A...................   9,006,592
100,000   Intercontinental Bank..................   2,912,500
 67,779   Magna Group, Inc.......................   1,643,640
210,000   North Fork
          Bancorporation, Inc....................   4,357,500
105,432   Old Kent Financial Corp................   4,019,595
111,000   ONBANCorp, Inc.........................   3,607,500
 21,500   One Valley Bancorp of West
          Virginia, Inc..........................     709,500
 30,000*  Riggs National Corp....................     386,250
 70,000   River Forest Bancorp...................   1,627,500
 80,000   United Carolina
          Bancshares Corp........................   2,780,000
 31,428   Univest Corp. of
          Pennsylvania...........................   1,099,980
 10,000   USBanCorp, Inc.........................     302,500
 16,800   Valley National Bancorp................     415,800
 29,400   West Coast Bancorp.....................     521,850
115,900   Westamerica Bancorporation.............   4,462,150
                                                  132,412,847
          BUILDING, CONSTRUCTION & FURNISHINGS --
          3.1%
 20,000*  Champion Enterprises, Inc..............     397,500
 88,000   Continental Homes Holding Corp.........   1,848,000
220,900   Interface, Inc. Cl. A..................   3,782,913
160,000   Juno Lighting, Inc.....................   2,440,000
SHARES                                               VALUE
          BUILDING, CONSTRUCTION & FURNISHINGS
          (CONTINUED)
 38,000   Kaufman & Broad Home Corp.............. $   479,750
 90,800   La-Z-Boy Chair Co......................   2,712,650
 72,200*  M/I Schottenstein Homes, Inc...........     740,050
 92,650   Medusa Corp............................   2,617,363
100,000*  Redman Industries, Inc.................   2,600,000
 85,700   Ryland Group, Inc......................   1,328,350
 50,000*  Southern Energy Homes, Inc.............     793,750
158,200   Standard Pacific Corp..................   1,107,400
 90,000*  Sundance Homes, Inc....................     241,875
 48,000*  Toll Brothers, Inc.....................     906,000
                                                   21,995,601
          BUSINESS EQUIPMENT & SERVICES -- 2.2%
 52,500*  Boole & Babbage, Inc...................   1,581,563
 88,700   Bowne & Co., Inc.......................   1,796,175
 30,000*  Cisco Systems, Inc.....................   2,070,000
 40,000   EIS International, Inc.................     715,000
104,800*  Gradco Systems, Inc....................     235,800
 16,700   HON Industries, Inc....................     484,300
 30,000*  In Focus Systems, Inc..................     738,750
 10,000*  Intuit, Inc............................     470,000
 14,850*  Personnel Management, Inc..............     137,363
 60,600   Pitney Bowes, Inc......................   2,545,200
100,000   Sensormatic Electronics Corp...........   2,300,000
 50,000*  Zebra Technologies Corp................   2,662,500
                                                   15,736,651
          CHEMICALS & AGRICULTURAL PRODUCTS --
          1.6%
 30,000   Nalco Chemical Co......................   1,023,750
349,568   Schulman (A.), Inc.....................   8,739,200
 45,000   Sigma-Aldrich Corp.....................   2,182,500
                                                   11,945,450
          CONSUMER PRODUCTS & SERVICES -- 4.2%
 70,000   Aaron Rents, Inc. Cl. B................   1,242,500
105,000*  American Business Information, Inc.....   2,126,250
185,030   Anthony Industries, Inc................   3,492,441
 60,000   Arctco, Inc............................     765,000
 71,333*  Barry (R.G.) Corp......................   1,230,497
 25,000*  Children's Discovery Centers of
          America, Inc...........................     293,750
 65,000*  Circle K Corp..........................   1,348,750
155,300   Crown Crafts, Inc......................   2,018,900
 30,000   Franklin Electric Co., Inc.............     967,500
 60,600   Garan, Inc.............................   1,037,775
 55,650   Harman International
          Industries, Inc........................   2,726,850
 28,750   Kellwood Co............................     592,969

14

                                 EVERGREEN FUND
(Photo of Wall St.)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1995

SHARES                                               VALUE
COMMON STOCKS (CONTINUED)
          CONSUMER PRODUCTS & SERVICES
          (CONTINUED)
252,777   Lancaster Colony Corp.................. $ 8,594,418
 30,000*  LoJack Corp............................     495,000
 45,000*  Nautica Enterprises, Inc...............   1,541,250
 50,000*  Recovery Engineering, Inc..............     731,250
 23,000   Roto-Rooter, Inc.......................     851,000
                                                   30,056,100
          ENVIRONMENTAL SERVICES -- .4%
 69,000*  Handex Corp............................     491,625
 30,000   Watts Industries, Inc. Cl.A............     746,250
100,000*  Western Waste Industries, Inc..........   2,000,000
                                                    3,237,875
          FINANCE & INSURANCE -- 9.5%
172,200   Allmerica Property
          & Casualty Cos., Inc...................   4,111,275
189,400   AMBAC, Inc.............................   8,333,600
 63,200   Countrywide Credit Industries, Inc.....   1,485,200
141,600   Executive Risk, Inc....................   3,327,600
126,900   Federal Home Loan
          Mortgage Corp..........................   8,771,963
159,500   Federal National
          Mortgage Association...................  16,508,250
 60,000   First American Financial Corp..........   1,447,500
 97,000   John Nuveen Co. (The) Cl. A............   2,400,750
 70,900   MBIA, Inc..............................   4,998,450
253,800   MGIC Investment Corp...................  14,530,050
 23,992   Providian Corp.........................     995,668
 66,852*  Resource Bancshares
          Mortgage Group, Inc....................   1,019,493
 20,000   State Auto Financial Corp..............     450,000
                                                   68,379,799
          FOOD PRODUCTS -- .1%
 16,500+  Coca-Cola Bottling Co.
          Consolidated Cl. B.....................     581,625
          FOOD RETAILING & DISTRIBUTION -- .5%
 55,405   Cracker Barrel Old
          Country Store, Inc.....................   1,115,025
134,000   Seaway Food Town, Inc.**...............   2,110,500
                                                    3,225,525
          HEALTH CARE PRODUCTS & SERVICES --
          15.5%
 75,000   Arbor Drugs, Inc.......................   1,406,250
 15,000   Arrow International, Inc...............     648,750
130,000*  Biomet, Inc............................   2,242,500
 68,298*  Boston Scientific Corp.................   2,911,202
141,000   Caremark International, Inc............   3,031,500
 30,000*  Circon Corp............................     603,750
 90,000*  Coherent, Inc..........................   3,285,000
SHARES                                               VALUE
          HEALTH CARE PRODUCTS & SERVICES
          (CONTINUED)
 90,200   Columbia/HCA Healthcare Corp........... $ 4,385,975
 40,000*  Express Scripts, Inc...................   1,760,000
 54,828*  FHP International Corp.................   1,322,725
 28,974*  Foundation Health Corp.................   1,104,634
230,000*  Idexx Laboratories, Inc................   8,567,500
 20,000   Invacare Corp..........................     960,000
 55,000*  Isomedix, Inc..........................     804,375
195,000   Johnson & Johnson......................  14,454,375
104,600*  Living Centers of America, Inc.........   3,477,950
 30,000*  Maxxim Medical, Inc....................     480,000
117,900   McKesson Corp..........................   5,305,500
500,000   Merck & Co., Inc.......................  28,000,000
 30,000*  Mid Atlantic
          Medical Services, Inc..................     588,750
 24,750   Minntech Corp..........................     408,375
 20,000*  Physician Corporation of America.......     315,000
 90,000*  Psicor, Inc............................   1,012,500
 90,000*  Regency Health Services, Inc...........     933,750
 25,000*  Regeneron Pharmaceuticals, Inc.........     390,625
 20,000*  Ren Corp.-USA..........................     397,500
 45,000*  Salick Health Care, Inc................   1,642,500
 75,000*  St. Jude Medical, Inc..................   4,743,750
226,500   Stryker Corp...........................  10,560,563
128,000*  Sun Healthcare Group, Inc..............   1,648,000
 39,600   Superior Surgical
          Manufacturing Co., Inc.................     410,850
 75,750*  Tecnol Medical Products, Inc...........   1,458,188
 50,000*  Tenet Healthcare Corp..................     868,750
 20,000   United Healthcare Corp.................     977,500
                                                  111,108,587
          INDUSTRIAL SPECIALTY PRODUCTS -- 6.4%
 50,000*  Adflex Solutions, Inc..................   1,118,750
 55,000   Breed Technologies, Inc................   1,093,125
 25,000*  Chemfab Corp...........................     481,250
 72,500*  Dionex Corp............................   3,788,125
 98,000   Fisher Scientific
          International, Inc.....................   3,172,750
182,000   Fuller (H.B.) Co.......................   5,733,000
 85,000*  Galey & Lord Inc.......................   1,168,750
 15,000   Greenbrier Companies, Inc..............     168,750
140,800   Leggett & Platt, Inc...................   3,467,200
 90,000   Masland Corp...........................   1,338,750
122,900*  Material Sciences Corp.................   2,166,113
 33,900   Nacco Industries, Inc. Cl. A...........   2,012,813
 66,000*  Osmonics, Inc..........................   1,163,250
174,687*  Paxar Corp.............................   2,401,946
 19,500   Roanoke Electric Steel Corp............     302,250
 28,300   Smith (A.O.) Corp......................     732,263
 50,000   Superior Industries
          International, Inc.....................   1,343,750

                                                                              15

                                 EVERGREEN FUND
(Photo of Wall St.)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1995

SHARES                                               VALUE
COMMON STOCKS (CONTINUED)
          INDUSTRIAL SPECIALTY PRODUCTS
          (CONTINUED)
147,200   Tecumseh Products Co. Cl. A............ $ 7,065,600
 57,800   Tecumseh Products Co. Cl. B............   2,673,250
 91,600   Teleflex, Inc..........................   3,709,800
 50,000   Wescast Industries, Inc................     550,000
                                                   45,651,485
          INFORMATION SERVICES & TECHNOLOGY --
          6.4%
 50,000*  Atmel Corp.............................   1,687,500
120,000   Autodesk, Inc..........................   5,250,000
 37,500*  CUC International, Inc.................   1,307,813
 20,000*  Data Translation, Inc..................     355,000
 50,000*  Dialogic Corp..........................   1,237,500
 93,679   First Financial
          Management Corp........................   9,145,412
 10,000*  Franklin Electronic Publishers, Inc....     393,750
 55,000   HBO & Co...............................   3,437,500
180,000   Intel Corp.............................  10,822,500
 35,000*  Intersolv Inc..........................     704,375
 20,000*  Lam Research Corp......................   1,195,000
 48,437   Molex, Inc.............................   1,755,859
 50,000*  Mylex Corp.............................     850,000
 90,000*  NetManage, Inc.........................   2,137,500
 45,000*  Parametric Technology Corp.............   2,767,500
 80,000*  Silicon Graphics, Inc..................   2,750,000
 15,500*  Three-Five Systems, Inc................     404,937
                                                   46,202,146
          PAPER & PACKAGING -- .9%
 65,000   Avery Dennison Corp....................   2,730,000
  6,500   St. Joe Paper Co.......................     413,562
148,530   Wausau Paper Mills Co..................   3,601,852
                                                    6,745,414
          PUBLISHING, BROADCASTING &
          ENTERTAINMENT -- 3.6%
214,250*  Clear Channel
          Communications, Inc....................  16,229,437
 50,000*  EZ Communications, Inc. Cl. A..........     962,500
 38,000   Grupo Televisa S.A. GDS................     760,000
130,800*  Jacor Communications, Inc..............   2,027,400
 95,000   Wiley, (John) & Sons, Inc., Cl. A......   5,581,250
                                                   25,560,587
          REAL ESTATE -- 2.9%
138,760*  Alexander's, Inc.......................   8,360,290
 46,200   Apartment Investment
          & Management Co........................     970,200
 54,000   Chelsea GCA Realty, Inc................   1,613,250
 80,000   Clayton Homes, Inc.....................   1,900,000
 47,400*  FRP Properties, Inc....................   1,030,950
 50,000   HGI Realty, Inc........................   1,200,000
 80,000*  Host Marriott Corp.....................     990,000
 40,000   Irvine Apartment Communities, Inc......     705,000
SHARES                                               VALUE
          REAL ESTATE (CONTINUED)
 25,000   Lennar Corp............................ $   543,750
 85,000*  U.S. Home Corp.........................   2,125,000
 29,300   Webb (Del) Corp........................     553,038
 30,500   Wellsford Residential
          Property Trust.........................     651,937
                                                   20,643,415
          RETAILING & WHOLESALE -- 5.0%
 33,000   Blair Corp.............................   1,122,000
 35,000*  Burlington Coat Factory Warehouse......     463,750
300,000   Dillard Department
          Stores, Inc. Cl. A.....................   9,562,500
 25,000   Dollar General Corp....................     734,375
268,800   Fingerhut Companies, Inc...............   4,334,400
 26,300*  Forstmann & Co., Inc...................      21,369
 50,000   Heilig-Meyers Co.......................   1,162,500
 50,000*  Jones Apparel Group, Inc...............   1,781,250
126,236*  Leslie's Poolmart......................   2,051,339
 42,000   Lillian Vernon Corp....................     561,750
 43,300   Lowe's Companies, Inc..................   1,299,000
154,000   Medicine Shoppe
          International, Inc.....................   6,814,500
 98,900   Mercantile Stores Co., Inc.............   4,450,500
 60,500*  Michaels Stores, Inc...................     983,125
  7,000   Nike, Inc. Cl. B.......................     777,875
                                                   36,120,233
          TELECOMMUNICATION SERVICES &
          EQUIPMENT -- 1.0%
 70,000*  Aspect Telecommunications Corp.........   1,890,000
 85,000*  Boston Technology Inc..................   1,285,625
 50,000*  Coherent Communications
          Systems Corp...........................   1,375,000
 35,000*  Level One Communications, Inc..........     822,500
110,000*  Vertex Communications Corp.............   1,897,500
                                                    7,270,625
          THRIFT INSTITUTIONS -- 1.4%
 99,750   BSB Bancorp, Inc.......................   3,117,187
 70,000   Collective Bancorp, Inc................   1,811,250
255,000*  Dime Financial Corp.**.................   2,964,375
 33,275   Glacier Bancorp, Inc...................     690,456
 73,500*  Hawthorne Financial Corp...............     271,031
 55,000   Sandwich Co-Operative Bank.............   1,017,500
                                                    9,871,799
          TRANSPORTATION -- 1.3%
135,000   Atlantic Southeast Airlines, Inc.......   3,155,625
 94,166*  Heartland Express, Inc.................   2,754,355
 75,000   Skywest, Inc...........................   1,425,000
110,000   TNT Freightways Corp...................   2,076,250
                                                    9,411,230
          OTHER SECURITIES -- .1%................     526,757
          Total Common Stocks
          (cost $323,546,172).................... 606,683,751

                                 EVERGREEN FUND
(Photo of Wall St.)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1995

 PRINCIPAL
  AMOUNT
   (000)                                           VALUE
SHORT-TERM INVESTMENTS -- 15.3%
             COMMERCIAL PAPER -- 5.4%
    $10,000  Allergan, Inc.
             5.77%, 11/14/95............        $  9,929,478
      2,000  American Home
             Products Corp.
             5.74%, 10/27/95............           1,991,709
     11,000  IBM Credit Corp.
             5.73%, 10/13/95............          10,978,990
      1,200  Mid-South Capital Corp.
             5.78%, 10/10/95............           1,198,266
             National Rural Utilities
             Cooperative Finance Corp.
      2,000  5.65%, 11/03/95............           1,989,642
      6,000  5.75%, 11/13/95............           5,958,792
      2,000  Sherwood Medical Co.
             5.75%, 10/27/95............           1,991,694
      3,000  Whirpool Financial Corp.
             5.75%, 10/16/95............           2,992,812
             Xerox Corp.
      1,400  5.70%, 11/2/95.............           1,392,906
        800  5.74%, 10/5/95.............             799,490
                                                  39,223,779
 PRINCIPAL
  AMOUNT
   (000)                                           VALUE
   U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 9.9%
    $50,000  Federal Farm Credit Bank
             5.73%, 10/20/95............        $ 49,848,792
             Federal National
             Mortgage Co.
     16,500  5.61%, 10/25/95............          16,438,290
      4,505  5.63%, 10/10/95............           4,498,659
                                                  70,785,741
             TOTAL SHORT-TERM INVESTMENTS
             (COST $110,009,520)........         110,009,520
             TOTAL INVESTMENTS
             (COST $433,555,692)........   99.8%  716,693,271
             OTHER ASSETS AND
             LIABILITIES -- NET.........     .2     1,083,044
             NET ASSETS.................  100.0% $717,776,315

 * Non-income producing security.
** Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. During the year ended September 30, 1995, the Fund recognized $65,600 in dividend income from these securities.
 + No market quotation available, valued at fair value as determined in good faith by the Fund's Trustees.
                                                                              17

                                 EVERGREEN FUND
(Photo of Wall St.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
   Investments at value (identified cost $433,555,692)...........................................................  $716,693,271
   Cash..........................................................................................................       797,121
   Receivable for Fund shares sold...............................................................................     4,577,967
   Receivable for securities sold................................................................................     1,492,841
   Dividends receivable..........................................................................................       952,700
   Prepaid expenses..............................................................................................        66,014
   Due from Adviser..............................................................................................         2,588
         Total assets............................................................................................   724,582,502
LIABILITIES:
   Payable for Fund shares redeemed..............................................................................     3,458,570
   Payable for securities purchased..............................................................................     2,390,270
   Accrued advisory fee..........................................................................................       573,085
   Accrued expenses..............................................................................................       338,176
   Distribution fee payable......................................................................................        46,086
         Total liabilities.......................................................................................     6,806,187
NET ASSETS.......................................................................................................  $717,776,315
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $407,400,987
   Undistributed net investment income...........................................................................     1,963,316
   Accumulated net realized gain on investment transactions......................................................    25,274,433
   Net unrealized appreciation of investments....................................................................   283,137,579
         Net assets..............................................................................................  $717,776,315
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($29,437,126 1,893,623 shares of beneficial interest outstanding)..............................  $      15.55
   Sales charge -- 4.75% of offering price.......................................................................           .78
         Maximum offering price..................................................................................  $      16.33
   Class B Shares ($74,153,577 4,791,802 shares of beneficial interest outstanding)..............................  $      15.48
   Class C Shares ($1,946,908 125,742 shares of beneficial interest outstanding).................................  $      15.48
   Class Y Shares ($612,238,704 39,282,153 shares of beneficial interest outstanding)............................  $      15.59

See accompanying notes to financial statements.
18

                                 EVERGREEN FUND
(Photo of Wall St.)
                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
   Dividends....................................................................................               $  8,360,789
   Interest.....................................................................................                  1,252,872
      Total investment income...................................................................                  9,613,661
EXPENSES:
   Advisory fee.................................................................................  $5,472,439
   Distribution fee -- Class A Shares...........................................................      21,713
   Distribution fee -- Class B Shares...........................................................     160,792
   Shareholder services fee -- Class B Shares...................................................      53,597
   Distribution fee -- Class C Shares...........................................................       3,738
   Shareholder services fee -- Class C Shares...................................................       1,246
   Transfer agent fee...........................................................................     421,005
   Custodian fee................................................................................     136,003
   Registration and filing fees.................................................................     105,320
   Professional fees............................................................................      98,993
   Reports and notices to shareholders..........................................................      76,052
   Trustees' fees and expenses..................................................................      57,870
   Insurance expense............................................................................       4,001
   Miscellaneous................................................................................      66,469
      Total operating expenses..................................................................   6,679,238
   Interest expense.............................................................................     326,552
   Less: Expense reimbursements.................................................................     (24,130)
      Net expenses..............................................................................                  6,981,660
Net investment income...........................................................................                  2,632,001
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.............................................................                 27,142,401
   Net change in unrealized appreciation of investments.........................................                107,314,951
Net gain on investments.........................................................................                134,457,352
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................               $137,089,353

See accompanying notes to financial statements.
                                                                              19

                                 EVERGREEN FUND
(Photo of Wall St.)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED
                                                                                                   SEPTEMBER 30,
                                                                                              1995              1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................................  $     2,632,001   $     2,281,759
   Net realized gain on investments....................................................       27,142,401        72,013,209
   Net change in unrealized appreciation of investments................................      107,314,951       (36,681,720)
      Net increase resulting from operations...........................................      137,089,353        37,613,248
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income -- Class Y Shares.............................................       (2,383,433)       (3,823,912)
   Net realized gain on investments -- Class Y Shares..................................      (70,360,416)      (25,464,732)
      Total distributions to shareholders..............................................      (72,743,849)      (29,288,644)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................................    1,350,882,223     1,081,247,408
   Proceeds from reinvestment of distributions.........................................       66,336,031        27,023,906
   Payment for shares redeemed.........................................................   (1,289,695,764)   (1,247,930,329)
   Net increase (decrease) resulting from Fund share transactions......................      127,522,490      (139,659,015)
      Net increase (decrease) in net assets............................................      191,867,994      (131,334,411)
NET ASSETS:
   Beginning of year...................................................................      525,908,321       657,242,732
   End of year (including undistributed net investment income of $1,963,316 and
     $1,714,748, respectively).........................................................  $   717,776,315   $   525,908,321

See accompanying notes to financial statements.
20

                                 EVERGREEN FUND
(Photo of Wall St.)
                              FINANCIAL HIGHLIGHTS

                                                                  JANUARY 3, 1995* THROUGH              CLASS Y SHARES
                                                                     SEPTEMBER 30, 1995
                                                                 CLASS A   CLASS B   CLASS C       YEAR ENDED SEPTEMBER 30,
                                                                 SHARES    SHARES    SHARES     1995     1994     1993     1992
PER SHARE DATA:
Net asset value, beginning of period...........................  $11.97     $11.97    $11.97   $14.62   $14.46   $13.10   $13.32
Income (loss) from investment operations:
  Net investment income (loss).................................     .01       (.02)     (.01)     .10      .07      .09      .09
  Net realized and unrealized gain on investments..............    3.57       3.53      3.52     3.10      .79     1.96      .55
    Total income from investment operations....................    3.58       3.51      3.51     3.20      .86     2.05      .64
Less distributions to shareholders from:
  Net investment income........................................      --         --        --     (.07)    (.09)    (.07)    (.17)
  Net realized gains on investments............................      --         --        --    (2.16)    (.61)    (.62)    (.69)
    Total distributions........................................      --         --        --    (2.23)    (.70)    (.69)    (.86)
Net asset value, end of period.................................  $15.55     $15.48    $15.48   $15.59   $14.62   $14.46   $13.10
TOTAL RETURN**.................................................   29.9%      29.3%     29.3%    26.8%     6.2%    15.8%     5.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)........................     $29        $74        $2     $612     $526     $657     $772
Ratios to average net assets:
  Operating expenses...........................................   1.70% +#   2.32%+#   2.12%+#  1.16%    1.13%    1.11%    1.13%
  Interest expense.............................................    .01% +     .01%+     .01%+    .06%     .09%     .01%       --
  Net investment income (loss).................................    .13% +#   (.48%)+#   (.31%)+#   .53%   .40%     .60%     .56%
Portfolio turnover rate........................................     19%        19%       19%      19%      19%      21%      32%

                                                                  1991
PER SHARE DATA:
Net asset value, beginning of period...........................    $9.66
Income (loss) from investment operations:
  Net investment income (loss).................................      .17
  Net realized and unrealized gain on investments..............     3.93
    Total income from investment operations....................     4.10
Less distributions to shareholders from:
  Net investment income........................................     (.18)
  Net realized gains on investments............................     (.26)
    Total distributions........................................     (.44)
Net asset value, end of period.................................   $13.32
TOTAL RETURN**.................................................    43.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)........................     $755
Ratios to average net assets:
  Operating expenses...........................................    1.15%
  Interest expense.............................................       --
  Net investment income (loss).................................    1.45%
Portfolio turnover rate........................................      35%

*  Commencement of class operations.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                         JANUARY 3, 1995*
                                                                                              THROUGH
                                                                                        SEPTEMBER 30, 1995
                                                                                   CLASS A    CLASS B    CLASS C
                                                                                   SHARES     SHARES     SHARES
   Operating expenses...........................................................    1.75%      2.34%       5.31%
   Net investment income (loss).................................................     .08%      (.50% )    (3.50%)

See accompanying notes to financial statements.
                                                                              21

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
A REPORT FROM YOUR
PORTFOLIO MANAGER
DERRICK E. WENGER
   Evergreen Limited Market Fund completed its thirteenth fiscal   (Photo of
year on September 30, 1995. The Fund's return for the fiscal       Derrick E.
year was substantially below its historical average annual          Wenger)
return. We regard this divergence from trend as an interruption rather than as a new direction. It is, therefore, appropriate that this report discuss this underperformance as compared with the historical compounded return.
   In the first quarter of the fiscal year, the Fund was
negatively impacted by extensive tax-loss selling, which
particularly struck less active, non-institutional sectors of the stock market. With the Fund's very small company orientation
(median market capitalization of
the portfolio, $49 million), our holdings proved rather
vulnerable. During the next six months, these companies, which are generally quite small, and we believe financially solid rather than spectacular, failed to attract market interest. The market focus moved toward those companies that are generally volatile and have exceptionally high growth rates, in contrast with the low price/earnings ratio and high book-to-market values which have been the hallmark of Evergreen Limited Market Fund. A reversal of trend began to take place in the course of the summer so that, by the fiscal fourth quarter, the Fund was showing improvement. For its fiscal year, the Fund's total return was exceeded by the total returns of both the NASDAQ OTC Composite* and the Russell 2000.* (For additional performance information, please see page 24.)
   The Fund's management made the decision to stay with the value-oriented long-term investment approach which has characterized the Fund's success since inception. Within this context, we have made significant efforts to improve the performance by adding new investments which we believe will revitalize performance. We have also made efforts to intensify our sell discipline so that it may more effectively avoid the impact of this volatile market's abrupt changes of investor sentiment.
PORTFOLIO PERFORMANCE
   The Fund had its share of outstanding performers. Three portfolio holdings provided appreciation of over 100% for the fiscal year: JLG Industries, 168.2%, Mercer International, 105.4%, and Oxford Resources, 102.0%. Appreciation of 90% or better was provided by Springfield Institution for Savings, 93.2%, and Northern Technologies, 90.0%. A number of holdings provided appreciation of more than 50% including: National Dentex, 66.9%, Orthopedic Technology, 66.7%, Continental Waste Industries, 66.5%, DonKenny Inc., 64.5%, Right Management Consultants, 62.0%, Supreme International, 57.9%, Motorcar Parts and Accessories, 56.1%, and Benson Financial Corporation, 51.3%.
   Substantial gains were realized in the course of the fiscal year. Examples of such include: Cannon Express, Cl.B, 386.5%, held four and one-half years; Consolidated Products, 162.9%, held seven year and three quarter years; Pediatric Services of America, 154.2%, held eight months; Kenneth Cole Productions, 134.0%, held five months, and Wireless Telecom Group, 113.2% held four months.
   We believe that these realized and unrealized gains indicate that the underlying strategy of the Fund and our continuing fundamental research may provide for the long-term results in line with the Fund's historical trends.
   FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. *UNMANAGED INDICES OF SELECTED SECURITIES.
22

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
   The negative pressures in the portfolio predominantly reflected shorter term operating trends of businesses faced with reduced demand or unusual competition. The primary area of weakness was in the consumer sector, where we have historically enjoyed a strong position in the retailing and apparel industry. Issues such as Eateries Inc., Rocky Shoes and Boots, Oneita Industries, Holson Burnes Group, Chic by H.I.S., and American Sensors, experienced declines of 20% to 40%, (many of them suddenly upon the publication of an adverse earnings trend), bringing our overall consumer products actual as-weighted performance to -14.1% for the fiscal year. Similarly, the Fund's holdings in companies purely engaged in retailing produced a return of -14.2%, with the greatest declines being in 50-OFF Stores, -65.3%, and Model Imperial, -66.4%. Regrettably, as a result of redemption pressures during the fiscal year, we were not as free to average as we had been historically when our practice was always to keep reasonable liquidity in order to be able to snap up bargains during liquidation of issues with comparatively thin markets.
MERGER AND ACQUISITION TRENDS
   The Fund continued to benefit from the long-term trend wherein larger companies seek to acquire smaller specialty businesses with excellent business franchises or products and services. During this fiscal year, three of our financial institution holdings were acquired: F & C Bancshares Inc., with a 114.5% gain over seven years, Central Mortgage Bancshares, with a 50.8% gain over twenty-five months, and Deerbank Corp., with a 40.7% gain over fifteen months. Other companies that were acquired or received acquisition offers included: DF & R Restaurants, which was sold after the acquisition was announced, for a two-month gain of 121.9%, Insituform Mid-America, also sold after the acquisition was announced, for a nine-month gain of 32.9%, and Triconex Corp., with a 23.9% gain in a six-month holding period. We believe that the degree of undervaluation and unrealized growth opportunity in the Fund's broad list of holdings should help provide a continuation of this acquisition trend. Since inception, the Fund has experienced 66 mergers and acquisitions (pending and completed) of portfolio holdings, with an average gain of 63.3% on completed acquisitions.
DYNAMIC OPPORTUNITIES
   The large number of new issues brought to the stock market in 1995 will, we expect, provide many exceptional opportunities for long-term appreciation. This may not, typically, be the result of purchase on initial offering. Instead, we find that, frequently, after the enthusiastic investor reception of new issues quickly drives fully priced stocks to a level of overvaluation within a few months, the companies are unable to meet investors exaggerated expectations. The shares are then sold down, often carelessly. Our experience is that upon such declines, particularly during periods of tax-loss selling, we are able to establish positions at prices substantially below the new issue level, and well below the highs. Over the years, this has provided some of the better long-term gain opportunities for the Fund.
OUTLOOK
   We are encouraged by the number of, in our opinion, attractive values we have been able to add to the Fund in recent months. The recovery in the Fund's performance in the last quarter of the fiscal year gives us positive expectations that as the outflow of funds from the portfolio is stemmed, we shall have more opportunities for new purchases to help reestablish the Fund's outstanding long-term record. We thank our shareholders for their continuing interest and conviction about the extraordinary opportunities available for investment in America's smaller, quality companies.
                                                                              23

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN LIMITED MARKET FUND
     The graphs below compare a $10,000 investment in the Evergreen Limited Market Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Russell 2000 and NASDAQ OTC Indices ("Indices").

                              CLASS A
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=11.3%

(Class A Average Annual Total Return chart appears here, plot points are as follows)

                     1/3/95*     3/31/95       6/30/95       9/30/95
RUSSELL 2000         10,000      10,461        11,441        12,572
NASDAQ OTC           10,000      10,884        12,450        13,934
LIMITED MARKET FUND   9,525       9,912        10,232        11,127



                              CLASS B
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=11.1%

(Class B Average Annual Total Return chart appears here, plot points are as follows)

                     1/3/95*     3/31/95       6/30/95       9/30/95
RUSSELL 2000         10,000      10,461        11,441        12,572
NASDAQ OTC           10,000      10,884        12,450        13,934
LIMITED MARKET FUND  10,000      10,387        10,698        11,112


                              CLASS C
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=15.2%

(Class C Average Annual Total Return chart appears here, plot points are as follows)

                     1/3/95*     3/31/95       6/30/95       9/30/95
RUSSELL 2000         10,000      10,461        11,441        12,572
NASDAQ OTC           10,000      10,884        12,450        13,934
LIMITED MARKET FUND  10,000      10,387        10,704        11,518


                              CLASS Y
                    AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR=4.7%
                            FIVE YEAR=14.4%
                        SINCE INCEPTION=12.8%

(Class Y Average Annual Total Return chart appears here, plot points are as follows)


                     9/30/85   9/30/86   9/30/87   9/30/88  9/30/89   9/30/90   9/30/91   9/30/92    9/30/93   9/30/94   9/30/95
RUSSELL 2000         10,000    12,202    15,789    14,083   17,109    12,462    18,081    19,696     26,223    26,926    33,221
NASDAQ OTC           10,000    12,509    15,876    13,865   16,910    12,317    18,838    20,857     27,275    27,326    37,432
LIMITED MARKET FUND  10,000    13,518    17,018    16,011   20,167    17,108    23,735    25,952     31,296    31,957    33,478


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1995; (c) all recurring fees (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Indices are unmanaged indices and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
24

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1995

SHARES                                               VALUE
COMMON STOCKS -- 97.5%
          BANKS -- 17.2%
 40,000   Abington Savings Bank.................. $   640,000
 25,000   Bank of New Hampshire Corp.............     781,250
 50,000   Benson Financial Corp..................     937,500
  9,000   Cape Cod Bank & Trust Co...............     353,250
 83,900   Cornerstone Bank+......................     896,681
 20,000   Hudson Chartered Bancorp, Inc..........     330,000
  7,000   Letchworth Independent
          Bancshares Corp........................     198,625
 10,000*  Letchworth Independent
          Bancshares Corp.
          Warrants Expiring 12/31/97.............      51,250
 70,000   Main Street Community Bancorp, Inc.....   1,172,500
 11,000   Merchants Bancorp, Inc.................     294,250
100,000*  SC Bancorp.............................     606,250
 30,000   Seacoast Banking Corporation of
          Florida................................     660,000
 42,500*  Springfield Institution for Saving.....     653,437
 79,000   State Financial Services Corp..........   1,303,500
321,500*  Surety Capital Corp....................   1,527,125
  3,625   Susquehanna Bancshares, Inc............     100,593
 60,500*  United Security Bancorp................     612,562
 36,000   West Coast Bancorp, Inc................     540,000
                                                   11,658,773
          BUILDING & CONSTRUCTION -- 2.4%
 65,000*  Cameron Ashley, Inc....................     617,500
  8,800   JLG Industries, Inc....................     396,000
 37,500*  Southern Energy Homes, Inc.............     595,312
                                                    1,608,812
          COMMUNICATION SYSTEMS & SERVICES -- .2%
 10,500*  Tel-Save Holdings, Inc.................     161,437
          CONSUMER PRODUCTS -- 16.7%
151,000*  American Sensors, Inc..................   1,057,000
 72,000*  Ashworth, Inc..........................     576,000
 16,300*  Bollinger Industries, Inc..............      59,169
 25,500*  Boyds Wheels, Inc......................     178,500
 98,000*  Celebrity, Inc.........................     686,000
 85,000*  Chic By H.I.S., Inc....................     680,000
 51,000*  Conso Products Company.................     841,500
 23,600*  Donnkenny, Inc.........................     663,750
144,000*  Geerlings & Wade, Inc..................   1,332,000
110,000*  Gotham Apparel Corp.+..................      13,750
147,800*  Holson Burnes Group, Inc...............     554,250
 40,000*  Motorcar Parts and Accessories, Inc....     555,000
 30,300*  Norton McNaughton, Inc.................     674,175
160,500*  Oneita Industries, Inc.................   1,363,881
 30,000*  River Oaks Furniture, Inc..............     277,500
SHARES                                               VALUE
          CONSUMER PRODUCTS (CONTINUED)
 52,100*  Rocky Shoes & Boots, Inc............... $   345,163
 44,000*  Simmons Outdoor Corp...................     297,000
 10,200   Sport Supply Group, Inc................     124,950
  9,025*  Sport Supply Group, Inc. Warrants
          Expiring 12/15/98......................      19,178
 15,000*  Sport-Haley, Inc.......................     142,500
 32,000*  Supreme International Corp.............     608,000
 47,900   Wolf (Howard B.), Inc..................     311,350
                                                   11,360,616
          CONSUMER SERVICES -- 3.0%
 25,000*  Children's Discovery Center of America,
          Inc....................................     293,750
234,000*  Eateries, Inc.+........................     672,750
120,000*  Noble Roman's, Inc.....................     562,750
105,000*  Summit Family Restaurants, Inc.........     492,188
                                                    2,021,438
          ENERGY -- 1.3%
238,000*  Frontier Oil Exploration Co............     550,375
 22,300   KCS Energy, Inc........................     320,562
                                                      870,937
          FINANCE & INSURANCE -- 2.3%
 60,000   Amvestors Financial Corp...............     690,000
 10,000*  Financial Federal Corp.................     205,000
 20,000*  Oxford Resources Corp..................     468,250
 12,800   Titan Holdings, Inc....................     196,800
                                                    1,560,050
          HEALTH CARE PRODUCTS & SERVICES -- 3.9%
 38,400   Allied Health Care Product, Inc........     702,225
  4,600*  Fresenius USA, Inc.....................      71,875
  4,000*  Gelman Sciences, Inc...................      88,000
 96,500*  Hosposable Products, Inc.+.............     699,625
148,000*  Mediware Information Systems, Inc.+....     148,000
  1,000*  National Dentex Corp...................      17,500
 79,200*  Orthopedic Technology, Inc.............     564,300
 70,000*  Quidel Corp............................     385,000
                                                    2,676,525
          INDUSTRIAL & COMMERCIAL
          SERVICES -- 10.2%
 88,000*  AG Services of America, Inc............     880,000
  1,000*  Consolidated Graphics, Inc.............      21,500
 10,000*  Continental Waste Industries, Inc......     172,500
 49,950   Falcon Products, Inc...................     699,300
 70,000*  Handex Corp............................     498,750
 88,200*  Heist (C.H.) Corp......................     705,538
200,000*  Integrated Waste Services, Inc.........     375,000

                                                                              25

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1995

SHARES                                               VALUE
COMMON STOCKS -- (CONTINUED)
          INDUSTRIAL & COMMERCIAL SERVICES (CONTINUED)
 70,000*  Medar, Inc............................. $   691,250
  3,500   Northern Technologies
          International Corp.....................      24,500
 10,600*  Right Management Consultants, Inc......     360,400
 40,000*  SOS Staffing Services, Inc.............     330,000
 89,200*  Serv-Tech, Inc.........................     713,600
220,000*  Utilx Corp.............................     605,000
106,200*  Weston (Roy F.), Inc. Cl. A............     584,100
174,000*  Winston Resources, Inc.................     282,750
                                                    6,944,188
          INDUSTRIAL SPECIALTY PRODUCTS -- 15.5%
 43,000*  Astec Industries, Inc..................     483,750
 20,400*  Astrosystems, Inc......................     109,650
 87,585*  Autocam Corp...........................   1,094,813
 80,000*  Ballantyne of Omaha, Inc...............     610,000
  7,800*  Chase Brass Industries, Inc............      99,450
  5,000*  Computational Systems, Inc.............      81,250
 32,500*  Digitran Systems, Inc.**...............      32,500
 78,000*  Dynamic Materials Corp.................     170,625
 60,000*  Environmental Technologies Corp........     727,500
 31,000*  Hilite Industries, Inc.................     282,875
105,500*  Holopak Technologies, Inc..............     764,875
 10,000*  JPE, Inc...............................     135,000
 30,500*  Liberty Technologies, Inc..............     160,125
 50,000*  Mercer International, Inc..............   1,250,000
 27,600   Met-Pro Corp...........................     386,400
 68,600*  Mity-Lite, Inc.........................     591,675
  2,400   Penn Engineering & Manufacturing
          Corp...................................     220,800
100,000*  R-B Rubber Products, Inc...............     450,000
 60,000*  Shaw Group, Inc........................     547,500
 55,000*  Tower Automotive, Inc..................     756,250
 80,000   Wescast Industries, Inc................     880,000
 69,100*  Zemex Corp.............................     665,087
                                                   10,500,125
          RETAILING -- 11.5%
 12,500*  American Eagle Outfitters, Inc.........     174,805
 80,900*  Central Tractor Farm & Country, Inc....     909,762
 85,000*  Duckwall-ALCO Stores, Inc..............     935,000
135,000*  Ernst Home Center, Inc.................     759,375
 50,000*  50-OFF Stores, Inc.....................      87,500
SHARES                                               VALUE
          RETAILING (CONTINUED)
  3,000*  Grow Biz International, Inc............ $    30,375
 25,400   Michaels (J.), Inc.....................     273,050
244,200*  Model Imperial, Inc....................     675,299
 62,000*  Mothers Work, Inc......................   1,030,750
177,000*  Roberds, Inc...........................   2,212,500
 64,400*  Spec's Music, Inc......................     209,300
 40,000*  Sportmart, Inc. Cl. A..................     243,750
 21,000*  Trend-Lines, Inc.......................     278,250
                                                    7,819,716
          TECHNOLOGICAL PRODUCTS &
          SERVICES -- 9.4%
 83,000*  American Electronic Components, Inc....     835,189
 40,000*  Aseco Corp.............................     680,000
 19,600*  Asyst Technologies, Inc................     899,150
 13,000*  Continential Circuits Corp.............     175,500
 40,000*  GSE Systems, Inc.......................     560,000
  6,000*  Globalink, Inc.........................      62,250
 40,000*  Interactive Group, Inc.................     270,000
  4,000*  Paradigm Technology, Inc...............     123,000
 89,000*  Richey Electronics, Inc................     778,750
 20,000*  SPSS, Inc..............................     345,000
 11,700*  Semiconductor Packaging
          Materials Co., Inc.....................     137,475
  1,000*  Smartflex Systems, Inc.................      17,000
 10,000*  Smith Micro Software, Inc..............      98,750
 81,500*  Supertex, Inc..........................     845,562
 23,100*  Viasoft, Inc...........................     300,300
 10,000   Wireless Telecom Group.................     186,250
  5,000*  Zycon Corp.............................      61,250
                                                    6,375,426
          THRIFT INSTITUTIONS -- .4%
  8,000   BSB Bancorp, Inc.......................     250,000
          TRANSPORTATION -- 3.5%
168,425*  Cannon Express Inc. Cl. B..............   1,536,878
 25,000*  Covenant Transport, Inc. Cl. A.........     367,188
 90,000*  OTR Express, Inc.......................     472,500
                                                    2,376,566
          OTHER SECURITIES.......................          18
          TOTAL COMMON STOCKS
          (COST $63,387,399).....................  66,184,627

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1995

 PRINCIPAL
  AMOUNT                                             VALUE
SHORT-TERM U.S. GOVERNMENT
& AGENCY OBLIGATIONS -- 4.0%
  $ 400,000  Federal Home Loan Mortgage
             Association, 5.64%,
             10/11/95.....................        $   399,373
  2,300,000  Federal National Mortgage
             Association,
             5.58%, 10/27/95..............          2,290,731
             TOTAL SHORT-TERM U.S.
             GOVERNMENT & AGENCY
             OBLIGATIONS
             (COST $2,690,104)............          2,690,104
               TOTAL INVESTMENTS
                  (COST $66,077,503)......  101.5%  68,874,731
               OTHER ASSETS AND
                  LIABILITIES -- NET......   (1.5)    (982,760)
               NET ASSETS.................  100.0% $67,891,971

 * Non-income producing security.
** Valued at fair value as determined in good faith by the Fund's Board of
   Directors.
 + Investment in non-controlled affiliate-holdings over 5% of outstanding voting securities. During the year ended September 30, 1995, the Fund recognized $3,910 in dividend income from these securities. None of these securities were sold.
See accompanying notes to financial statements.
                                                                              27

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
   Investments at value (identified cost $66,077,503).............................................................  $68,874,731
   Receivable for securities sold.................................................................................    1,511,931
   Receivable for Fund shares sold................................................................................       46,810
   Prepaid expenses...............................................................................................       40,851
   Dividends receivable...........................................................................................       18,704
   Due from Adviser...............................................................................................        8,420
         Total assets.............................................................................................   70,501,447
LIABILITIES:
   Due to custodian bank..........................................................................................       52,218
   Payable for securities purchased...............................................................................    2,340,475
   Accrued expenses...............................................................................................       95,476
   Payable for Fund shares redeemed...............................................................................       62,720
   Accrued advisory fee...........................................................................................       57,193
   Distribution fee payable.......................................................................................        1,394
         Total liabilities........................................................................................    2,609,476
NET ASSETS........................................................................................................  $67,891,971
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $63,432,101
   Accumulated net realized gain on investment transactions.......................................................    1,662,642
   Net unrealized appreciation of investments.....................................................................    2,797,228
         Net assets...............................................................................................  $67,891,971
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,089,220 59,169 shares outstanding)..........................................................  $     18.41
   Sales charge -- 4.75% of offering price........................................................................          .92
         Maximum offering price...................................................................................  $     19.33
   Class B Shares ($2,020,378 110,394 shares outstanding).........................................................  $     18.30
   Class C Shares ($61,567 3,363 shares outstanding)..............................................................  $     18.31
   Class Y Shares ($64,720,806 3,513,698 shares outstanding)......................................................  $     18.42

See accompanying notes to financial statements.
28

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
      Dividends......................................................................................              $  370,183
      Interest.......................................................................................                  27,212
         Total investment income.....................................................................                 397,395
EXPENSES:
   Advisory fee......................................................................................   $800,642
   Distribution fee -- Class A Shares................................................................      1,429
   Distribution fee -- Class B Shares................................................................      8,649
   Shareholder services fee -- Class B Shares........................................................      2,883
   Distribution fee -- Class C Shares................................................................        303
   Shareholder services fee -- Class C Shares........................................................        101
   Custodian fee.....................................................................................     84,089
   Registration and filing fees......................................................................     72,982
   Transfer agent fee................................................................................     72,182
   Professional fees.................................................................................     51,861
   Reports and notices to shareholders...............................................................     26,700
   Insurance expense.................................................................................     13,226
   Directors' fees and expenses......................................................................     10,680
   Miscellaneous.....................................................................................      4,514
                                                                                                       1,150,241
   Less: Fee waivers and expense reimbursements......................................................    (48,100)
      Net expenses...................................................................................               1,102,141
Net investment loss..................................................................................                (704,746)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments..................................................................               2,480,633
   Net change in unrealized appreciation of investments..............................................                 (99,059)
Net gain on investments..............................................................................               2,381,574
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $1,676,828

See accompanying notes to financial statements.
                                                                              29

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED      FOUR MONTHS ENDED
                                                                                           SEPTEMBER 30,      SEPTEMBER 30,
                                                                                               1995               1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss..................................................................    $  (704,746)       $  (219,094)
   Net realized gain on investments.....................................................      2,480,633          5,921,027
   Net change in unrealized appreciation of investments.................................        (99,059)        (3,012,423)
      Net increase resulting from operations............................................      1,676,828          2,689,510
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:
   Class Y Shares.......................................................................    (15,681,527)                --
      Total distributions to shareholders...............................................    (15,681,527)                --
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold............................................................     30,951,369         64,053,556
   Proceeds from reinvestment of distributions..........................................     14,048,986                 --
   Payment for shares redeemed..........................................................    (62,443,458)       (63,760,491)
      Net increase (decrease) resulting from Fund share transactions....................    (17,443,103)           293,065
      Net increase (decrease) in net assets.............................................    (31,447,802)         2,982,575
NET ASSETS:
   Beginning of period..................................................................     99,339,773         96,357,198
   End of period (including net investment loss of $536,569 at September 30, 1994)......    $67,891,971        $99,339,773

See accompanying notes to financial statements.
30

                      EVERGREEN LIMITED MARKET FUND, INC.
(Photo of side of building)
                              FINANCIAL HIGHLIGHTS

                                           CLASS A         CLASS B        CLASS C
                                           SHARES          SHARES         SHARES
                                         JANUARY 3,      JANUARY 3,     JANUARY 3,                CLASS Y SHARES
                                            1995*           1995*          1995*                       FOUR MONTHS     YEAR
                                           THROUGH         THROUGH        THROUGH      YEAR ENDED         ENDED        ENDED
                                        SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,   MAY 31,
                                            1995            1995           1995           1995           1994**        1994
PER SHARE DATA:
Net asset value, beginning of period...    $ 15.76         $ 15.76        $ 15.76         $21.74          $21.20       $20.87
Income (loss) from investment
  operations:
  Net investment income (loss).........       (.10)           (.20)          (.20)          (.23)           (.05)        (.07)
  Net realized and unrealized gain on
    investments........................       2.75            2.74           2.75            .59             .59         1.67
    Total income from investment
      operations.......................       2.65            2.54           2.55            .36             .54         1.60
Less distributions to shareholders
  from:
  Net investment income................         --              --             --             --              --           --
  Net realized gains...................         --              --             --          (3.68)             --        (1.27)
    Total distributions................         --              --             --          (3.68)             --        (1.27)
Net asset value, end of period.........    $ 18.41         $ 18.30        $ 18.31         $18.42          $21.74       $21.20
TOTAL RETURN+..........................      16.8%           16.1%          16.2%           4.8%            2.6%         7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).............................    $ 1,089         $ 2,020            $62        $64,721         $99,340      $96,357
Ratios to average net assets:
  Expenses.............................      1.51%++#        2.26%++#       2.25%++#       1.36%           1.37%++      1.26%
  Net investment income (loss).........     (1.03%)++#      (1.77%)++#     (1.76%)++#      (.87%)          (.70%)++     (.33%)
Portfolio turnover rate................        84%             84%            84%            84%             36%          89%

                                          1993      1992
                                        <
PER SHARE DATA:
Net asset value, beginning of period...   $21.02    $18.81
Income (loss) from investment
  operations:
  Net investment income (loss).........     (.03)      .02
  Net realized and unrealized gain on
    investments........................     1.57      3.33
    Total income from investment
      operations.......................     1.54      3.35
Less distributions to shareholders
  from:
  Net investment income................       --      (.14)
  Net realized gains...................    (1.69)    (1.00)
    Total distributions................    (1.69)    (1.14)
Net asset value, end of period.........   $20.87    $21.02
TOTAL RETURN+..........................     7.5%     18.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).............................  $80,605   $62,172
Ratios to average net assets:
  Expenses.............................    1.24%     1.25%
  Net investment income (loss).........    (.07%)     .22%
Portfolio turnover rate................      29%       55%

*  Commencement of class operations.
** The Fund changed its fiscal year end from May 31 to September 30.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                               CLASS A             CLASS B             CLASS C
                                                               SHARES              SHARES              SHARES
                                                             JANUARY 3,          JANUARY 3,          JANUARY 3,
                                                                1995*               1995*               1995*
                                                               THROUGH             THROUGH             THROUGH
                                                            SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                                1995                1995                1995
Expenses..............................................           4.33%               3.66%              41.34%
Net investment loss...................................          (3.85%)             (3.18%)            (40.85%)

See accompanying notes to financial statements.
                                                                              31

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER
   Evergreen U.S. Real Estate Equity Fund ended its fiscal year
on September 30, 1995. While the Fund's twelve-month total        (Photo of
return (Class Y, no-load shares) lagged that of the Standard and   Samuel A.
Poor's 500 Reinvested Index*, it dramatically exceeded that of      Lieber)
the Lipper Real Estate Funds Average of 20 real estate funds tracked by Lipper Analytical Services**. In fact, Evergreen U.S.
Real Estate Equity Fund (Class Y, no-load shares) ranked #1***
among these funds, based on its twelve-month total return
through September 30. The Fund's total return also surpassed that of the unmanaged Wilshire Real Estate Securities Index* for the twelve-month period. (For additional performance
information, please see page 34.)
   In the Fund's prior annual report, we wrote that "...the opportunities for profitably investing in real estate investment trusts (REITs) and homebuilders have rarely been better". We believe that this is still true for homebuilding shares. While many REITs also are attractively valued, changes in some share prices and the economy itself has led us to be more cautious regarding certain sectors and companies. We believe that the stock market has not fully adjusted to the recent interest rate volatility and the rapidly growing REIT stock issuance, creating inefficient pricing of future growth or current value. We are not willing to pay a large premium to underlying property asset values. Risk reduction and return can both be enhanced when stocks are bought at prices which underestimate current and prospective property values. For example, the Fund's five largest REITs are selling at low multiples: 10x to 11x this year's cash flow numbers, under 10x next year's; with dividend yields typically from 7.5% to over 8%. In addition, these REITs are growing a minimum of 10% to 15% based not only on what we project, but also on research analyst consensus numbers.
   The portfolio's construction and emphasis is apparent in its sector diversification: 68.4% REITs, 23.2% homebuilders, 4.2% operating companies. Further, the geographic distribution emphasizes the Sunbelt as well as the West. We are combining our approach of emphasizing growth areas with searching for situations we feel are undervalued or areas which may recover and, hence, provide significant value.
   In response to changing opportunities, we have made a few significant changes over the past year. We believe office and industrial REIT's are overvalued, so we have reduced this sector investment from 10.3% of net assets at September 30, 1994, to 3.4% at September 30, 1995. We have added to self-storage facilities (7.1% compared with 3.0%) and most notably hotel REITs and lodging companies (18.9% vs. 8.6%). We have also started to pick up over-sold shopping center REITs where concern over poor retail sales is perhaps overdiscounted, creating value timing opportunities.
   Homebuilder stocks remain the largest single sector of this diversified portfolio. The homebuilding market has been rather volatile after benefiting from previously pent-up demand being released by historically low interest rates in 1993. Homebuilders then experienced a contraction as interest rates rose precipitously during the fourth quarter of 1994. Today, however, interest rates have declined to levels not seen since the beginning of 1994. This combined with high levels of employment and a general absence of home price inflation, has lead to demand absorbing a significant amount of the available inventory of both existing and newly constructed homes. As a result, homebuilders have enjoyed strong new orders and solid backlogs. Many of the medium-size builders in the Fund dominate their local markets yet still trade at prospective P/E multiples below 10x.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT CONCENTRATION IN ONE INDUSTRY MAY INCREASE THE RISKS THAT WOULD OTHERWISE BE DECREASED IN MORE DIVERSE INVESTMENTS.
*   UNMANAGED INDICES OF SELECTED SECURITIES
** LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR
*** RANKINGS FOR THE FUND'S CLASS A, CLASS B, AND CLASS C SHARES ARE NOT
    AVAILABLE AS THOSE SHARE CLASSES DID NOT EXIST FOR THE FULL TIME PERIOD.
32

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
  We believe Evergreen U.S. Real Estate Equity Fund's investment strategy, which emphasizes sectors that we believe are positioned for growth over the next few years, such as factory outlet centers, self-storage facilities and hotels, will continue to be successful when augmented by our value timing approach.
                                                                              33

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN U.S. REAL ESTATE EQUITY FUND
     The graphs below compare a $10,000 investment in the Evergreen U.S. Real Estate Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Wilshire Real Estate and S&P 500 Indices ("Indices").

                              CLASS A
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=18.1%

(Class A Average Annual Total Return chart appears here. Plot points are as follows)

                             3/10/95*     3/31/95       6/30/95       9/30/95
S & P 500 INDEX              10,000       10,975        12,012        12,965
WILSHIRE REAL ESTATE INDEX   10,000       10,058        10,491        10,989
US REAL ESTATE EQUITY FUND    9,525        9,618        10,766        11,811



                              CLASS B
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=18.7%

(Class B Average Annual Total Return chart appears here. Plot points are as follows)

                             3/7/95*      3/31/95       6/30/95       9/30/95
S & P 500 INDEX              10,000       10,975        12,012        12,965
WILSHIRE REAL ESTATE INDEX   10,000       10,058        10,491        10,989
US REAL ESTATE EQUITY FUND   10,000       10,109        11,295        11,872


                              CLASS C
                    AVERAGE ANNUAL TOTAL RETURN
                        SINCE INCEPTION=4.4%

(Class C Average Annual Total Return chart appears here. Plot points are as follows)

                             7/12/95*     7/31/95       8/31/95       9/30/95
S & P 500 INDEX              10,000       10,975        12,012        12,965
WILSHIRE REAL ESTATE INDEX   10,000       10,161        10,285        10,474
US REAL ESTATE EQUITY FUND   10,000       10,000        10,212        10,436


                              CLASS Y
                    AVERAGE ANNUAL TOTAL RETURN
                            ONE YEAR=17.6%
                        SINCE INCEPTION=8.7%

(Class Y Average Annual Total Return chart appears here. Plot points are as follows)



                             9/1/93*      9/30/93       9/30/94       9/30/95
S & P 500 INDEX              10,000        9,924        10,286        13,333
WILSHIRE REAL ESTATE INDEX   10,000       10,455         9,890        10,819
US REAL ESTATE EQUITY FUND   10,000       10,350        10,117        11,900




*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1995; (c) all recurring fees, (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Indices are unmanaged indices and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
34

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1995
 SHARES/
PRINCIPAL
 AMOUNT                                               VALUE
EQUITY SECURITIES -- 95.8
            REAL ESTATE INVESTMENT TRUSTS -- 68.4%
            APARTMENTS -- 15.6%
   7,000    Bay Apartment Communities, Inc......... $  150,500
  19,000    Columbus Realty Trust..................    361,000
   7,500    Evans Withycombe Residential, Inc......    151,875
  20,000    Gables Residential Trust...............    450,000
  10,000    Irvine Apartment Communities, Inc......    176,250
   6,800    Post Properties, Inc...................    210,800
                                                     1,500,425
            COMMUNITY SHOPPING CENTERS -- 6.3%
  20,000    Alexander Haagen Properties, Inc.......    232,500
   7,000    Kranzco Realty Trust...................    118,125
  23,000    Tucker Properties Corp.................    255,875
                                                       606,500
            FACTORY OUTLET CENTERS -- 11.3%
  14,500    Chelsea GCA Realty, Inc................    433,187
  19,680    HGI Realty, Inc........................    472,320
   7,200    Tanger Factory Outlet Centers, Inc.....    179,100
                                                     1,084,607
            HOTELS -- 16.0%
  10,000    FelCor Suite Hotels, Inc...............    300,000
  16,000 *  Patriot American Hospitality, Inc......    410,000
  10,000    RFS Hotel Investors, Inc...............    152,500
  15,367 *  Starwood Lodging Trust.................    432,197
  25,000 *  Sunstone Hotel Investors, Inc..........    240,625
                                                     1,535,322
            SELF-STORAGE -- 7.1%
  12,500 *  Sovran Self Storage, Inc...............    310,937
  20,000    Storage Equities, Inc..................    372,500
                                                       683,437
            OFFICE/INDUSTRIAL BUILDINGS -- 3.4%
  65,000 *  American Industrial Property...........    121,875
   4,000    Highwoods Properties, Inc..............    105,500
$100,000    Liberty Property Trust
            Exchangeable Subordinated
            Debentures 8.00%, 7/1/01...............    105,625
                                                       333,000
  SHARES                                              VALUE
            SHOPPING MALLS -- 8.7%
   4,500 *  Alexander's, Inc....................... $  271,125
  25,000    Crown American Realty Trust............    206,250
  10,000    DeBartolo Realty Corp..................    140,000
  22,000    Taubman Centers, Inc...................    220,000
                                                       837,375
            TOTAL REAL ESTATE INVESTMENT TRUSTS
            (COST $6,047,518)......................  6,580,666
            COMMON STOCKS -- 27.4%
            HOMEBUILDERS -- 23.2%
  10,000 *  Brewer (C.) Homes, Inc. Cl. A..........     57,500
  16,300    Continental Homes Holding Corp.........    342,300
  15,200    Engle Homes, Inc.......................    133,000
  20,000 *  M/I Schottenstein Homes, Inc...........    205,000
  90,300 *  Presley Companies......................    180,600
  10,000 *  Redman Industries, Inc.................    260,000
  11,750 *  Southern Energy Homes, Inc.............    186,532
  32,000    Standard Pacific Corp..................    224,000
   8,500 *  Toll Brothers, Inc.....................    160,438
  41,200 *  US Home Corp. Warrants CI. B...........    365,650
  23,400    Washington Homes, Inc..................    117,000
                                                     2,232,020
            LODGING -- 2.9%
  20,000    Kahler Realty Corp.....................    275,000
            OTHER SECURITIES -- 1.3%...............    131,000
            TOTAL COMMON STOCKS
            (COST $2,709,270)......................  2,638,020

              TOTAL INVESTMENTS
                 (COST $8,756,788).......... 95.8  %  9,218,686
              OTHER ASSETS AND
                 LIABILITIES -- NET.........  4.2       405,138
              NET ASSETS.................... 100.0 % $9,623,824

* Non-income producing security.
See accompanying notes to financial statements.
                                                                              35

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
   Investments at value (identified cost $8,756,788)..............................................................  $ 9,218,686
   Cash...........................................................................................................      306,082
   Receivable for securities sold.................................................................................      670,869
   Dividends receivable...........................................................................................       72,833
   Prepaid expenses...............................................................................................       51,957
   Receivable for Fund shares sold................................................................................       47,005
   Unamortized organization expenses..............................................................................       19,743
   Due from Adviser...............................................................................................       11,714
      Total assets................................................................................................   10,398,889
LIABILITIES:
   Payable for securities purchased...............................................................................      734,138
   Accrued expenses...............................................................................................       40,634
   Payable for Fund shares redeemed...............................................................................          223
   Distribution fee payable.......................................................................................           70
      Total liabilities...........................................................................................      775,065
NET ASSETS........................................................................................................  $ 9,623,824
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $ 8,938,272
   Undistributed net investment income............................................................................      113,558
   Accumulated net realized gain on investment transactions.......................................................      110,096
   Net unrealized appreciation of investments.....................................................................      461,898
      Net assets..................................................................................................  $ 9,623,824
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
      Class A Shares ($4,943 433 shares of beneficial interest outstanding).......................................  $     11.42
      Sales charge -- 4.75% of offering price.....................................................................          .57
      Maximum offering price......................................................................................  $     11.99
      Class B Shares ($160,483 14,116 shares of beneficial interest outstanding)..................................  $     11.37
      Class C Shares ($2,761 242 shares of beneficial interest outstanding).......................................  $     11.41
      Class Y Shares ($9,455,637 826,737 shares of beneficial interest outstanding)...............................  $     11.44

See accompanying notes to financial statements.
36

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
   Income:
      Dividends.....................................................................................              $   327,467
      Interest......................................................................................                   10,510
         Total investment income....................................................................                  337,977
EXPENSES:
   Advisory fee.....................................................................................  $  85,509
   Distribution fee -- Class A Shares...............................................................          6
   Distribution fee -- Class B Shares...............................................................        269
   Shareholder services fee -- Class B Shares.......................................................         90
   Distribution fee -- Class C Shares...............................................................          5
   Shareholder services fee -- Class C Shares.......................................................          2
   Custodian fee....................................................................................     43,120
   Registration and filing fees.....................................................................     42,872
   Transfer agent fee...............................................................................     27,693
   Professional fees................................................................................     26,143
   Reports and notices to shareholders..............................................................     10,596
   Trustees' fees and expenses......................................................................      6,923
   Amortization of organization expense.............................................................      6,760
   Insurance expense................................................................................      6,750
   Miscellaneous....................................................................................        355
                                                                                                        257,093
   Less: Fee waivers and expense reimbursements.....................................................   (128,522)
         Net expenses...............................................................................                  128,571
Net investment income...............................................................................                  209,406
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.................................................................                  113,161
   Net change in unrealized appreciation of investments.............................................                1,146,688
Net gain on investments.............................................................................                1,259,849
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................              $ 1,469,255

See accompanying notes to financial statements.
                                                                              37

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             NINE MONTHS
                                                                                             YEAR ENDED         ENDED
                                                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                                                                1995            1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................................   $   209,406     $    91,947
   Net realized gain on investments.......................................................       113,161          83,042
   Net change in unrealized appreciation (depreciation) of investments....................     1,146,688        (870,461)
      Net increase (decrease) resulting from operations...................................     1,469,255        (695,472)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income -- Class Y Shares...........................................      (183,475)             --
   From net realized gain on investments -- Class Y Shares................................      (106,651)             --
      Total distributions to shareholders.................................................      (290,126)             --
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..............................................................     1,706,148       7,218,876
   Proceeds from reinvestments of distributions...........................................       273,657              --
   Payment for shares redeemed............................................................    (2,165,200)     (2,503,707)
      Net increase (decrease) resulting from Fund share transactions......................      (185,395)      4,715,169
      Net increase in net assets..........................................................       993,734       4,019,697
NET ASSETS:
   Beginning of period....................................................................     8,630,090       4,610,393
   End of period (including undistributed net investment income of $113,558 and $87,627,
     respectively)........................................................................   $ 9,623,824     $ 8,630,090

See accompanying notes to financial statements.
38

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(Photo of flag)
                              FINANCIAL HIGHLIGHTS

                                                CLASS A         CLASS B         CLASS C
                                                SHARES          SHARES          SHARES              CLASS Y SHARES
                                               MARCH 10,       MARCH 7,        JULY 12,                       NINE MONTHS
                                             1995* THROUGH   1995* THROUGH   1995* THROUGH    YEAR ENDED         ENDED
                                             SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                 1995            1995            1995            1995           1994**
PER SHARE DATA:
Net asset value, beginning of period.......     $  9.21         $  9.19         $ 10.87         $ 10.07         $ 10.71
Income (loss) from investment operations:
  Net investment income....................         .18             .05             .08             .23             .11
  Net realized and unrealized gain (loss)
    on investments.........................        2.03            2.13             .46            1.46            (.75)
    Total income (loss) from investment
      operations...........................        2.21            2.18             .54            1.69            (.64)
Less distributions to shareholders from:
  Net investment income....................          --              --              --            (.20)             --
  In excess of net investment income.......          --              --              --              --              --
  Net realized gains on investments........          --              --              --            (.12)             --
    Total distributions....................          --              --              --            (.32)             --
Net asset value, end of period.............     $ 11.42         $ 11.37         $ 11.41         $ 11.44         $ 10.07
TOTAL RETURN+..............................       24.0%           23.7%            5.0%           17.6%           (6.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).................................          $5            $160              $3         $ 9,456         $ 8,630
Ratios to average net assets:
  Expenses.................................       1.78%++#        2.51%++#        2.49%++#        1.50%#          1.49%++
  Net investment income....................       3.13%++#        2.00%++#        2.55%++#        2.45%#          1.60%++
Portfolio turnover rate....................        115%            115%            115%            115%            102%

                                             SEPTEMBER 1, 1993*
                                                  THROUGH
                                             DECEMBER 31, 1993
PER SHARE DATA:
Net asset value, beginning of period.......        $10.00
Income (loss) from investment operations:
  Net investment income....................           .04
  Net realized and unrealized gain (loss)
    on investments.........................           .72
    Total income (loss) from investment
      operations...........................           .76
Less distributions to shareholders from:
  Net investment income....................          (.04)
  In excess of net investment income.......          (.01)
  Net realized gains on investments........            --
    Total distributions....................          (.05)
Net asset value, end of period.............        $10.71
TOTAL RETURN+..............................          7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).................................        $4,610
Ratios to average net assets:
  Expenses.................................         0.44%++
  Net investment income....................         1.93%++
Portfolio turnover rate....................           17%

 * Commencement of class operations.
** The Fund changed its fiscal year end from December 31 to September 30.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                       CLASS A          CLASS B          CLASS C                       CLASS Y SHARES
                       SHARES           SHARES           SHARES                                          SEPTEMBER 1,
                      MARCH 10,        MARCH 7,         JULY 12,                         NINE MONTHS         1993*
                    1995* THROUGH    1995* THROUGH    1995* THROUGH     YEAR ENDED          ENDED           THROUGH
                    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,
                        1995             1995             1995             1995             1994             1993
Expenses.........       364.74%          28.70%           421.54%          2.70%            2.65%             3.59%
Net investment
  income
  (loss).........      (359.83%)        (24.19%)         (416.50%)         1.25%             .44%            (1.21%)

See accompanying notes to financial statements.
                                                                              39

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION
     The Evergreen Domestic Equity Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Domestic Equity Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth"), Evergreen Fund, The Evergreen Limited Market Fund, Inc. ("Limited Market") and Evergreen U.S. Real Estate Equity Fund ("U.S. Real Estate"), known collectively as the Funds.
NOTE 2 -- ACQUISITION INFORMATION
     Effective June 30, 1995, Aggressive Growth, a new series of the Evergreen Trust formed for the purpose of acquiring substantially all of ABT Emerging Growth Fund's net assets ("Emerging Growth's net assets"), issued 4,209,767 of its Class A shares at $15.53 per share in exchange for Emerging Growth's net assets valued at $65,368,158. The acquired net assets, in this non-taxable transaction, primarily consisted of portfolio securities with unrealized appreciation of $27,072,969. ABT Emerging Growth Fund's fiscal year ended October 31. Because ABT Emerging Growth Fund contributed substantially all of Aggressive Growth's net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods are carried forward in the accompanying financial statements and financial highlights as the accounting survivor. Accordingly, the accompanying financial statements of Aggressive Growth for the eleven months ended September 30, 1995 include ABT Emerging Growth Fund's results of operations for the period November 1, 1994 through June 30, 1995.
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
40

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     As of September 30, 1995, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                             UNDISTRIBUTED                 ACCUMULATED
                             NET INVESTMENT               REALIZED GAIN
                                 INCOME                   ON INVESTMENTS
Aggressive Growth                $664,876                    $(105,112)
Evergreen Fund                         --                           --
Limited Market                  1,241,315                   (1,241,315)
U.S. Real Estate                       --                           --

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. U.S. Real Estate incurred and will elect to defer $92,587 of these net capital losses.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of U.S. Real Estate and Aggressive Growth incurred in connection with their organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date they commenced operations.
     REAL ESTATE INVESTMENT TRUSTS -- U.S. Real Estate owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union") is entitled to an annual fee of .60 of 1% of Aggressive Growth's average daily net assets pursuant to the Fund's investment advisory agreement. Prior to June 30, 1995, Aggressive Growth paid an investment advisory fee to Palm Beach Capital Management, Ltd. ("Palm Beach") of .60 of 1% of its average daily net assets. First Union received $106,041 from advisory fees for the period July 1, 1995 through September 30, 1995. Palm Beach received $248,815 from advisory fees for the period November 1, 1994 through June 30, 1995.
     Pursuant to an agreement with Evergreen Fund's, Limited Market's and U.S. Real Estate's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of Evergreen Fund's, Limited Market's and U.S. Real Estate's average daily net assets, in accordance with the following schedule:

First $750 million                          1.00%
Next $250 million                           0.90%
Over $1 billion                             0.80%

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Evergreen Asset has agreed to reimburse U.S. Real Estate to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expense) exceed 1.50% of its average daily net assets until the Fund's net assets reach $15 million. For the year ended September 30, 1995, Evergreen Asset waived all of its advisory fee and reimbursed $22,093 in expenses under this limitation. In addition, for the year ended September 30, 1995, Evergreen Asset voluntarily reimbursed certain class specific expenses amounting to $24,130, $48,100 and $20,920 for Evergreen Fund, Limited Market and U.S. Real Estate, respectively. Evergreen Asset can modify or terminate these voluntary waivers at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen Fund, Limited Market and U.S. Real Estate and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended September 30, 1995, Evergreen Fund, Limited Market and U.S. Real Estate incurred brokerage commissions of $252,069, $125,347 and $69,835, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes Evergreen Fund, Limited Market and U.S. Real Estate with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Furman Selz, Incorporated ("Furman Selz") is each of the Funds' sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Evergreen Fund, Limited Market and U.S. Real Estate, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
     Until June 30, 1995, Palm Beach was Aggressive Growth's Administrator. Pursuant to an administration agreement, Aggressive Growth paid $32,123 in administration fees to Palm Beach. Effective June 30, 1995, Evergreen Asset became the Fund's Administrator and Furman Selz became sub-administrator. Officers of Furman Selz became officers of the Fund. Evergreen Asset's fee and Furman Selz' fee for Aggressive Growth is based on the average daily net assets of all the funds administered by Evergreen Asset for which First Union or Evergreen Asset is also investment adviser. These fees are calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion

SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At September 30, 1995, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $10.1 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act for their Class A Shares, Class B Shares, and Class C Shares (see note 5). Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A Shares
42

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
and 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A Shares were voluntarily limited to .25 of 1% of average daily net assets. Rule 12b-1 fees are accrued daily and paid monthly.
     In connection with their plans, the Funds have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby the Funds will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of .75 of 1% of Class B and Class C Share's average daily net assets, respectively. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and /or maintenance of shareholder accounts relating to each of the Funds' Class B and Class C Shares.
     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the fiscal period ended September 30, 1995:

                                                 FRONT-END
                                                   SALES
                                                  CHARGES
Aggressive Growth                                 $ 8,909
Evergreen Fund                                     72,923
Limited Market                                        495
U.S. Real Estate                                      131

NOTE 5 -- SHARES OF BENEFICIAL INTEREST
     Aggressive Growth, Evergreen Fund and U.S. Real Estate have an unlimited number of shares of beneficial interest authorized. Limited Market has 25 million common shares authorized allocated equally to each of its classes of shares sold. The par value of the Fund's shares are $.001, $.001, $.10, and $.0001 for Aggressive Growth, Evergreen Fund, Limited Market and U.S. Real Estate, respectively. The shares are divided into classes which are designated Class Y, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares after seven years of purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see Note 4) and have exclusive voting rights with respect to their distribution plans.
                                                                              43

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                    ELEVEN MONTHS ENDED*                 YEAR ENDED
                                                                     SEPTEMBER 30, 1995               OCTOBER 31, 1994
AGGRESSIVE GROWTH                                                 SHARES           AMOUNT         SHARES            AMOUNT
CLASS A
Shares sold..................................................      495,784      $  7,228,522      1,539,650      $ 21,670,407
Shares issued on reinvestment of distributions...............           --                --         54,495           753,121
Shares redeemed..............................................   (1,083,263)      (15,863,245)      (945,351)      (13,141,951)
Net increase (decrease)......................................     (587,479)       (8,634,723)       648,794         9,281,577
CLASS B
Shares sold..................................................      165,945         2,799,908             --                --
Shares redeemed..............................................       (1,193)          (19,616)            --                --
Net increase.................................................      164,752         2,780,292             --                --
CLASS C
Shares sold..................................................       24,064           422,094             --                --
Net increase.................................................       24,064           422,094             --                --
CLASS Y
Shares sold..................................................      111,806         1,882,102             --                --
Shares redeemed..............................................       (3,091)          (52,855)            --                --
Net increase.................................................      108,715         1,829,247             --                --
Total net increase (decrease) resulting from Fund share
  transactions...............................................     (289,948)     ($ 3,603,090)       648,794      $  9,281,577

     * For Class B Shares, Class C Shares and Class Y Shares, the Fund Share transaction activity is for the period July 7, 1995, August 3, 1995 and July 11, 1995, each classes commencement of operations, respectively, through September 30, 1995.
44

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                 YEAR ENDED*                          YEAR ENDED
                                                              SEPTEMBER 30, 1995                  SEPTEMBER 30, 1994
EVERGREEN FUND                                           SHARES             AMOUNT           SHARES             AMOUNT
CLASS A
Shares sold.........................................     2,116,988      $    30,255,833             --                   --
Shares redeemed.....................................      (223,365)          (3,375,528)            --                   --
Net increase........................................     1,893,623           26,880,305             --                   --
CLASS B
Shares sold.........................................     4,886,698           69,361,586             --                   --
Shares redeemed.....................................       (94,896)          (1,403,566)            --                   --
Net increase........................................     4,791,802           67,958,020             --                   --
CLASS C
Shares sold.........................................       138,560            1,992,663             --                   --
Shares redeemed.....................................       (12,818)            (190,022)            --                   --
Net increase........................................       125,742            1,802,641             --                   --
CLASS Y
Shares sold.........................................    89,763,450        1,249,272,141     74,919,356      $ 1,081,247,408
Shares issued on reinvestment of
  distributions.....................................     5,626,158           66,336,031      1,934,878           27,023,906
Shares redeemed.....................................   (92,075,790)      (1,284,726,648)   (86,341,400)      (1,247,930,329)
Net increase (decrease).............................     3,313,818           30,881,524     (9,487,166)        (139,659,015)
Total net increase (decrease) resulting from Fund
  share transactions................................    10,124,985      $   127,522,490     (9,487,166)     ($  139,659,015)

     * For Class A, B, and C shares, the Fund share transaction activity is for the period January 3, 1995 (commencement of class operations) through September 30, 1995.
                                                                              45

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                        YEAR ENDED*                      YEAR ENDED
                                                                     SEPTEMBER 30, 1995              SEPTEMBER 30, 1994
                                                                  SHARES           AMOUNT         SHARES            AMOUNT
LIMITED MARKET
CLASS A
Shares sold..................................................       68,006      $  1,122,391             --                --
Shares redeemed..............................................       (8,837)         (150,079)            --                --
Net increase.................................................       59,169           972,312             --                --
CLASS B
Shares sold..................................................      132,239         2,169,679             --                --
Shares redeemed..............................................      (21,845)         (382,430)            --                --
Net increase.................................................      110,394         1,787,249             --                --
CLASS C
Shares sold..................................................        4,195            68,235             --                --
Shares redeemed..............................................         (832)          (15,092)            --                --
Net increase.................................................        3,363            53,143             --                --
CLASS Y
Shares sold..................................................    1,558,531        27,591,064      3,073,194      $ 64,053,556
Shares issued on reinvestment of distributions...............      901,732        14,048,986             --                --
Shares redeemed..............................................   (3,515,593)      (61,895,857)    (3,049,291)      (63,760,491)
Net increase (decrease)......................................   (1,055,330)      (20,255,807)        23,903           293,065
Total net increase (decrease) resulting from Fund share
  transactions...............................................     (882,404)     ($17,443,103)        23,903      $    293,065

     * For Class A, B, and C shares, the Fund share transaction activity is for the period January 3, 1995 (commencement of class operations) through September 30, 1995.
46

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                               YEAR ENDED*               NINE MONTHS ENDED
                                                                           SEPTEMBER 30, 1995           SEPTEMBER 30, 1994
                                                                         SHARES         AMOUNT        SHARES         AMOUNT
U.S. REAL ESTATE
CLASS A
Shares sold..........................................................      1,923      $    18,771          --               --
Shares redeemed......................................................     (1,490)         (14,411)         --               --
Net increase.........................................................        433      $     4,360          --               --
CLASS B
Shares sold..........................................................     14,116          147,171          --               --
Shares redeemed......................................................         --               --          --               --
Net increase.........................................................     14,116          147,171          --               --
CLASS C
Shares sold..........................................................        242            2,509          --               --
Shares redeemed......................................................         --               --          --               --
Net increase.........................................................        242            2,509          --               --
CLASS Y
Shares sold..........................................................    161,434        1,537,697     666,009      $ 7,218,876
Shares issued on reinvestment of distributions.......................     30,172          273,657          --               --
Shares redeemed......................................................   (222,266)      (2,150,789)   (238,930)      (2,503,707)
Net increase (decrease)..............................................    (30,660)        (339,435)    427,079        4,715,169
Total net increase (decrease) resulting from Fund share
  transactions.......................................................    (15,869)     ($  185,395)    427,079      $ 4,715,169

     * For Class A, Class B and Class C shares, the Fund share transaction activity reflects the period from commencement of class operations March 10, 1995, March 7, 1995 and July 12, 1995, respectively, through September 30, 1995.
                                                                              47

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the period ended September 30, 1995 were as follows:

                                                          PURCHASES             SALES
Aggressive Growth.....................................   $ 19,522,510        $ 22,757,503
Evergreen Fund........................................    102,920,924         125,641,905
Limited Market........................................     67,160,058         100,762,453
U.S. Real Estate......................................      9,937,178          10,409,467

     On September 30, 1995, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                                               FEDERAL TAX
                               APPRECIATION        DEPRECIATION        NET APPRECIATION            COST
Aggressive Growth...........   $ 32,996,707        $    483,750          $ 32,512,957          $ 41,451,593
Evergreen Fund..............    294,934,209          12,125,933           282,808,276           433,884,995
Limited Market..............     10,018,169           7,443,999             2,574,170            66,300,561
U.S. Real Estate............        917,310             471,577               445,733             8,772,953

NOTE 7 -- FINANCING AGREEMENT
     Evergreen Fund has a financing agreement with its custodian, State Street Bank and Trust Company (the "Bank"), which provides the Fund with a line of credit, in the aggregate amount of the lesser of $25,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bear interest at 1% above the Bank's cost of funds as set periodically by the Bank and are secured by securities pledged by the Fund. During the year ended September 30, 1995, the Fund had borrowings outstanding for 142 days under the line of credit and incurred $316,041 in interest charges related to these borrowings. In addition, the Fund incurred $10,511 in interest charges relating to other borrowings with the Bank. The Fund's average amount of debt outstanding during the period aggregated $12,243,662 at a weighted average interest rate of 6.64%. The Fund had no outstanding borrowings at September 30, 1995.
NOTE 8 -- CONCENTRATION OF CREDIT RISK
     Since U.S. Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.
NOTE 9 -- SUBSEQUENT EVENT
     On June 18, 1995, First Fidelity Bancorporation ("First Fidelity") agreed to merge with First Union on or about January 1, 1996.
     On September 19, 1995, Evergreen Fund's management signed an agreement and Plan of Reorganization to exchange substantially all of the net assets of FFB Lexicon Small Company Fund, an investment company advised by a subsidiary of First Fidelity, approximating $27 million at September 30, 1995, for shares of Evergreen Fund. FFB Lexicon Small Company Fund's Trustees have called a special meeting to consider the proposed transaction. If the fund transaction is consummated, the reorganization is scheduled to take place on or about January 19, 1996.
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                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN FUND,
  EVERGREEN AGGRESSIVE GROWTH FUND AND
  EVERGREEN U.S. REAL ESTATE EQUITY FUND
     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Fund and Evergreen Aggressive Growth Fund (constituting the Evergreen Trust) and Evergreen U.S. Real Estate Equity Fund (one of the Evergreen Real Estate Equity Trust Portfolios), (the "Funds"), at September 30, 1995, the results of operations of Evergreen Aggressive Growth Fund for the eleven months in the period then ended, the results of operations of Evergreen Fund and Evergreen U.S. Real Estate Equity Fund for the year then ended, the changes in the net assets of Evergreen Aggressive Growth Fund for the eleven months in the period then ended, the changes in the net assets of Evergreen Fund for each of the two years in the period then ended, the changes in the net assets of Evergreen U.S. Real Estate Equity Fund for the year then ended and for the nine months in the period ended September 30, 1994, and the financial highlights of Evergreen Aggressive Growth Fund for the eleven months in the period then ended, and the financial highlights of Evergreen Fund and Evergreen U.S. Real Estate Equity Fund for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The Evergreen Aggressive Growth fund statement of changes in net assets for the year ended October 31, 1994 and its financial highlights for each of the four years in the period ended October 31, 1994 were audited by other independent accountants, whose opinion thereon, dated November 29, 1994 was unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 21, 1995
                                                                              49

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN LIMITED MARKET FUND, INC.
     We have audited the accompanying statement of assets and liabilities of Evergreen Limited Market Fund, Inc. including the statement of investments, as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for year then ended and for the four month period ended September 30, 1994, and the financial highlights for the year ended September 30, 1995, the four month period ended September 30, 1994, and each of the three years in the period ended May 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Limited Market Fund, Inc. at September 30, 1995, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the four month period ended September 30, 1994, and the financial highlights for the year ended September 30, 1995, the four month period ended September 30, 1994 and each of the three years in the period ended May 31, 1994, in conformity with generally accepted accounting principles.
                                      ERNST & YOUNG LLP
Boston, Massachusetts
November 16, 1995
50

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                        TRUSTEES/DIRECTORS AND OFFICERS
                              TRUSTEES/DIRECTORS:
                              Mr. Laurence B. Ashkin
                              Mr. Foster Bam
                              Mr. James S. Howell, Chairman
                              Mr. Robert J. Jeffries
                              Mr. Gerald M. McDonnell
                              Mr. Thomas L. McVerry
                              Mr. William W. Pettit
                              Mr. Russell A. Salton, III M.D.
                              Mr. Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
     During the fiscal year ended September 30, 1995 the Evergreen Fund, Limited Market and U.S. Real Estate paid $63,667,214, $10,687,111, and $1,309 respectively, of net long-term capital gain distributions.
     For corporate taxpayers, 100%, 8% and 25% of the ordinary income distributions paid during the fiscal year ended September 30, 1995 by Evergreen Fund, Limited Market and U.S. Real Estate respectively, qualified for corporate dividends received deduction.

NOT        May lose value
FDIC       No bank guarantee
INSURED                               537244
Evergreen Funds Distributor, Inc.     11/95